AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

     This Amended AND RESTATED Loan and Security Agreement (this "Agreement") is made as of May 17, 2001 by and between LaSalle Bank National Association, a national banking association (the "Bank"), whose address is 135 South LaSalle Street, Chicago, Illinois 60603 and CFC INTERNATIONAL, INC., a Delaware corporation ("Borrower"), whose address is 500 State Street, Chicago Heights, Illinois 60411.

                              W I T N E S S E T H:

     WHEREAS, Borrower and LaSalle Northwest National Bank (as predecessor in interest to Bank) entered into that certain Amended and Restated Credit Agreement dated as of March 31, 1992 and Bank and Borrower entered into that certain Amended and Restated Loan Agreement dated as of April 1, 1998 (each as amended from time to time, and together forming the "Original Agreement"); and

     WHEREAS, Borrower and Bank have agreed to amend and restate the Original Agreement in its entirety as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, Borrower and Bank hereby agree as follows:

     1. DEFINITIONS.

     1.1 Defined Terms. For the purposes of this Agreement, the following capitalized words and phrases shall have the meanings set forth below.

     "Accounts" shall have the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of Illinois, wheresoever located and whether now or hereafter owned, acquired, arising or existing, including without limitation, contract rights, any and all manner of accounts receivable and all security agreements, guaranties, letters of credit and any other collateral security for any or all of the foregoing.

     "Account Debtor" shall have the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of Illinois.

     "Accounts Payable" shall mean, with respect to any balance sheet contained in any of the Financial Statements, the sum of those liabilities which, in accordance with GAAP, should be shown on such balance sheet as an Account payable.

     "Accounts Payable Aging Reports" shall mean those reports prepared by Borrower listing Borrower's Accounts Payable balances (and the number of days each such Accounts Payable balance is outstanding) as of the last day of each month, which balances Borrower shall represent and warrant as being calculated in accordance with GAAP and which shall be presented in an aging format acceptable to Bank.

     "Accounts Receivable Aging Reports" shall mean those reports prepared by Borrower listing Borrower's Accounts Receivable balances (and the number of days each such Accounts Receivable balance is outstanding) as of the last day of each month, which balances Borrower shall represent and warrant as being calculated in accordance with GAAP (including a reasonable provision for uncollectibility) and which shall be presented in an aging format acceptable to Bank and shall include the status of all disputes, lawsuits, and delinquent Accounts Receivable.

     "Adjusted LIBOR" shall mean LIBOR plus one and one-half percent (1.5%).

     "Affiliate" shall mean (i) any shareholder of Borrower, (ii) any corporation or any other Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with Borrower or (iii) any officer, director, trustee, partner or shareholder of any corporation or any other Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is in common control with Borrower.

     "Agreement" shall mean, collectively, this Amended and Restated Loan and Security Agreement, together with any and all exhibits, attachments and amendments thereto and modifications, renewals, extensions, restatements and substitutions thereof and therefor.

     "Banking Day" shall mean any day other than a Saturday, Sunday or legal holiday in the State of Illinois.

     "Borrowing Base Certificate" shall mean those reports prepared by Borrower calculating the Revolving Loan Borrowing Base and submitted to Bank pursuant to
Section 7.8(c), in the form of Exhibit F.

     "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in Chicago, Illinois.

     "Capital Lease" shall mean, as to any person or entity, a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such person or entity as lessee that is, or should be, in accordance with Financial Accounting Standards Board Statement No. 13, as amended from time to time, or, if such Statement is not then in effect, such statement of GAAP as may be applicable, recorded as a "capital lease" on the balance sheet of Borrower prepared in accordance with GAAP.

     "CFC Europe Reimbursement Agreement" means that certain Reimbursement Agreement dated as of March 19, 1999, and amended as of July 6, 2000 and as of the date hereof, by and between CFC Europe GmbH, a German corporation and wholly owned subsidiary of Borrower, and Bank, pursuant to which Bank agreed to issue an irrevocable standby letter of credit in favor of ABN AMRO Bank (Deutschland) AG on the terms and conditions provided therein in the amount of EUR 14,230,000.

     "Chattel Paper" shall have the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of Illinois, wheresoever located and whether now or hereafter existing, arising or acquired, including, without limitation, all installment contracts and leases.

     "Code" shall mean the United States Bankruptcy Code, as now existing or hereafter amended.

     "Collateral" shall mean any and all of Borrower's Accounts, Chattel Paper, Documents, Equipment, Fixtures, Goods, General Intangibles, Inventory, Investment Property, monies, or Instruments, wheresoever located and whether now or hereafter owned, acquired, arising or existing, all proceeds of any of the foregoing (including, without limitation, all proceeds of insurance policies or letters of credit covering or related to any of the foregoing), and all writings, correspondence, books, files, invoices, bills of lading, purchase orders, computer files and program, computer tapes and discs and cards, accounting records, data, information and other records relating to any of the foregoing, together with all monies, deposits, accounts, credits or other property now or hereafter in the possession of Bank for the account of Borrower.

     "Compliance Certificate" shall mean those reports prepared by Borrower and submitted to Bank pursuant to Section 7.8(d), in the form of Exhibit G.

     "Default Interest Rate" shall mean the Prime Rate plus three percent (3%) per annum.

     "Depreciation"   shall  mean  the  total  amounts  added  to  depreciation, amortization, obsolescence, valuation and other proper reserves, as reflected on Borrower's financial statement and determined in accordance with GAAP.

     "Documents" shall have the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of Illinois, wheresoever located and whether now owned, acquired, arising or existing.

     "Eligible Accounts" shall mean such Accounts arising in the ordinary course of Borrower's business which are subject to Bank's perfected security interest and no other Lien, encumbrance or security interest other than Permitted Liens and which are evidenced by an invoice. In addition, no Account shall be an Eligible Account, if:

          (i) it arises out of a sale made by Borrower to an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; or

          (ii) it is due or unpaid more than ninety (90) days after the original invoice date; or

          (iii) twenty-five percent (25%) or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

          (iv) any covenant, representation or warranty contained in this Agreement with respect to such Account has been breached; or

          (v) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed its liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor, or the Account Debtor has filed a lawsuit against Borrower; or

          (vi) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

          (vii) the sale is to an Account Debtor outside the continental United States or Canada, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Bank in its sole discretion; or

          (viii) the sale to the Account Debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by Chattel Paper; or

          (ix) Bank believes, in its reasonable judgment, that collection of such Account is insecure or that such Account may not be paid by reason of the Account Debtor's inability to pay; or

          (x) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Bank pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 203 et seq.); or

          (xi) the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

          (xii) the Accounts of the Account Debtor exceed a reasonable credit limit determined by Bank in its sole discretion, to the extent such Accounts exceed such limit; or

          (xiii) the Account is subject to any offset, deduction, defense, dispute, or counterclaim, or if the Account is contingent in any respect or for any reason; or

          (xiv) Borrower has made any agreement with any Account Debtor for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto.

     "Eligible Inventory" shall mean Borrower's Inventory located in the United States and maintained either in Borrower's possession or in warehouses which have issued receipts therefor in the name of Bank, but excluding any inventory constituting work in process.

     "Environmental Laws" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to Borrower's business or facilities owned or operated by Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals or hazardous, toxic or dangerous substances, materials or wastes in the environment (including, without limitation, ambient air, surface water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

     "Equipment" has the meaning assigned in the Illinois Uniform Commercial Code, wheresoever located, including, without limitation, all equipment and fixtures, office machines, tools, dyes, furniture, machinery, vehicles, trade fixtures and all other tangible personal property (other than Inventory), together with any and all accessories, parts and appurtenances thereto, substitutions therefore and replacements thereof, wheresoever located, whether not or hereafter owned, acquired, arising or existing.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Event of Default" shall mean an event or occurrence described in Section 9 of this Agreement.

     "Financial Statements" shall mean the balance sheets, statements of income and retained earnings and statements of changes in cash flow of Borrower for each fiscal year, quarter or month end, as the case may be.

     "Fixtures" has the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of
Illinois,  all accessions,   parts  and   appurtenances   thereto  and  all
substitutions or replacements thereof, wheresoever located and whether now or hereafter owned, acquired, arising or existing.


     "Foreign Exchange Sub-Facility" shall mean the credit facility described as such in Section 2.1.3.

     "Funds" has the meaning set forth in Section 7.15(a).

     "FX Limit" shall mean $100,000.

     "FX Risk  Liability"  shall mean 8% of the  aggregate  of the Notional
Values  of  all  FX  Transactions   outstanding,   net  of  any  Offsetting
Transactions.

     "FX Transaction(s)" shall mean any transaction between the Bank and the Borrower pursuant to which the Bank has agreed to sell to or to purchase from the Borrower a Foreign Currency of an agreed amount at an agreed price in US dollars or such other agreed upon Foreign Currency, deliverable and payable on an agreed date.

     "GAAP" shall mean generally accepted accounting principles, using the accrual basis of accounting and consistently applied.

     "General Intangibles" shall have the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of Illinois, including, without limitation, all choses in action, causes of action, corporate or other business records, computer programs, customer lists, tax refund claims, trademarks, service marks, trade names, trade secrets, patents, patent applications, designs, inventions, formulae for coatings, pigments, solvents, resins or other applications, proprietary know-how, specifications, manufacturing processes, licenses, franchise rights, copyrights, registrations, goodwill and all rights under any real or personal property leases, permits, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible personal property of any kind or nature (other than Accounts), wheresoever located or arising and whether now or hereafter owned, acquired, arising or existing.

     "Goods" shall have the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of Illinois, all accessions, parts and appurtenances thereto and all substitutions or replacements thereof, wheresoever located and whether now or hereafter owned, acquired, arising or existing.

     "Guaranty" shall mean all obligations of Borrower guaranteeing any indebtedness, dividend or other obligation, including without limitation any indebtedness, dividend or other obligation which may be issued or incurred at some future time, of any other person or entity (the "primary obligor") in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such person or entity:

     (a) to purchase such indebtedness or obligation or any property or assets constituting security therefor;

     (b) to advance or supply funds either (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

     (c) to lease property or to purchase securities, property or services with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation;

     (d) otherwise to assure the owner of the indebtedness or obligation of the primary obligor against loss in respect thereof; or

     (e) to induce the issuance of, or in connection with the issuance of, any letter of credit.

     "Hazardous Materials" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation, any that are or become classified as hazardous or toxic under any Environmental Law).

     "Indebtedness" shall mean at any time (a) all Liabilities of Borrower, (b) all Capital Lease obligations of Borrower, (c) all other debt, secured or unsecured, created, issued, incurred or assumed by Borrower for money borrowed or for the deferred purchase price of any fixed or capital asset, (d) indebtedness secured by any mortgage, pledge, lien or security interest existing on property owned by Borrower whether or not the Indebtedness secured thereby has been assumed, and (e) all Guaranty obligations of Borrower whether or not reflected on its balance sheet.

     "Indemnified Party" and "Indemnified Parties" shall mean, respectively, each of Bank and any parent corporations, affiliated corporations or subsidiaries of Bank, and each of their respective officers, directors, employees, attorneys and agents, and all of such parties and entities.

     "Instruments" shall have the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of Illinois, wheresoever located and whether now or hereafter owned, acquired, arising or existing.

     "Interest Charges" shall mean, for any period, the sum of: (a) all interest, charges and related expenses payable with respect to that fiscal period to a lender in connection with and related expenses payable with respect to that fiscal period to a lender in connection with borrowed money or the deferred purchase price of assets that are treated as interest in accordance with GAAP, plus (b) the portion of rent payable with respect to that fiscal period under Capital Leases that should be treated as interest in accordance with GAAP, plus (c) all charges paid or payable (without duplication) during that period with respect to any Interest Rate Agreements.

     "Interest Period" shall mean, with regard to any LIBOR Loan, successive one, two or three-month periods as selected from time to time by Borrower by notice given to Bank not less than two Business Days prior to the first day of each respective Interest Period; provided, however, that: (i) each such Interest Period occurring after the initial interest Period of any LIBOR Loan shall commence on the day on which the preceding Interest Period for such LIBOR Loan expires (ii) whenever the last day of any Interest Period would be extended to occur on the next succeeding Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, then the last day of such Interest Period shall occur on the immediately preceding Business Day; (iii) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is not numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and (iv) the final Interest Period must be such that its expiration occurs on or before the Maturity Date.

     "Interest Rate Agreements" shall mean any interest rate protection agreement, interest rate swap or other interest rate hedge arrangement (other than any interest rate cap or other similar agreement or arrangement pursuant to which Borrower has no credit exposure to Bank) to or under which Borrower or any subsidiary of Borrower is a party or beneficiary.

     "Inventory" shall have the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of Illinois, all accessions, parts and appurtenances thereto and all substitutions or replacements thereof, wheresoever located and whether now or hereafter owned, acquired, arising or existing, including without limitation, goods, raw materials, supplies, work in process, finished goods, or inventory which has been returned to or repossessed or stopped in transit.

     "Inventory Reports" shall mean those reports prepared by Borrower listing Borrower's Eligible Inventory balances as of the last day of each month which balances Borrower shall represent and warrant as being calculated in accordance with GAAP and which shall be presented in a format acceptable to Bank.

     "Investment Property" shall have the same meaning assigned to that term in the version of the Uniform Commercial Code currently in effect in the State of Illinois, wheresoever located and whether now or hereafter owned, acquired, arising or existing.

     "IRB Reimbursement Agreement" shall mean that certain Reimbursement Agreement dated as of June 1, 1996, between Borrower and Bank, pursuant to which Bank agreed to issue an irrevocable direct pay letter of credit in favor of LaSalle National Bank, as trustee (the "Trustee") for the bondholders under the Indenture of Trust dated as of June 1, 1996 between the Illinois Development Finance Authority and the Trustee in the amount of $4,064,253, as amended from time to time.

     "Letter(s) of Credit" shall mean each and all letters of credit issued by Bank, in its sole discretion, upon the execution and delivery by Borrower and the acceptance by Bank of any application for Letter of Credit, as set forth in
Section 2.1.2 of this Agreement, but shall exclude that certain direct pay letter of credit dated on or about June 6, 1996, the available face amount of which as of May 1, 2001 was $3,252,416.44, relating to the indebtedness described in Section 6.1(e).

     "Letter of Credit Obligations" shall mean, at any time, an amount equal to the aggregate of the original face amounts of all Letter of Credit minus the sum of (i) the amount of any reductions in the original face amounts of all Letters of Credit which did not result from a draw thereunder, (ii) the amount of any payments made by Bank with respect to any draws made under a Letter of Credit for which Borrower has reimbursed Bank, (iii) the amount of any payments made by Bank with respect to any draws made under a Letter of Credit which have been converted to a Revolving Loan as set forth in Section 2.1.2, and (iv) the portion of any issued but expired Letter of Credit which has not been drawn by the beneficiary thereunder. For purposes of determining the outstanding Letter of Credit Obligations at any time, Bank's acceptance of a draft drawn on Bank pursuant to a Letter of Credit shall constitute a draw on the applicable Letter of Credit at the time of such acceptance.

     "Liabilities" shall mean all obligations of the Company under this Agreement and under the IRB Reimbursement Agreement.

     "LIBOR" shall mean a rate of interest equal to the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant LIBOR Loan and for a period equal to the relevant Interest Period are offered generally to the Lender (rounded upward of necessary, to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00 a.m. (London time) two Business days prior to the commencement of each Interest Period, or as LIBOR is other wise determined by Bank in its sole and absolute discretion, such rate to remain fixed for such Interest Period. Bank's determination of LIBOR as provided above shall be conclusive, absent manifest error.

     "LIBOR Loan(s)" shall mean that portion, and collectively those portions, of the aggregate outstanding principal balance of the Revolving Loans that bear interest at Adjusted LIBOR, each of which must be in an amount equal to $100,000 or an integral multiple of $100,000 in excess thereof; provided, however, that there shall not be in excess of five (5) LIBOR Loans outstanding at any one time.

     "Liens" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include, without limitation, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictments, leases and other title exceptions and encumbrances affecting Property which interfere with the use thereof, detract from the value thereof or impair the operations thereof. For the purpose of this Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other person for security purposes.

     "Loans" shall mean, individually and collectively, each and all Revolving Loans, the Term Loan, and the Second Term Loan made by Bank to Borrower and all Letters of Credit issued by Bank for the benefit of Borrower and pursuant to this Agreement.

     "Loan Documents" shall have the meaning set forth in Section 4.1.

     "Lockbox Account" has the meaning set forth in Section 7.15(a).

     "Make Whole Premium Amount" has the meaning set forth in Section 2.5.2 hereof.

     "Maximum Letter of Credit Obligation" shall mean the Revolving Loan Commitment less (i) the aggregate amount of all Revolving Loans outstanding at any time and (ii) the aggregate Notional Amounts of all FX Transactions outstanding at any time.

     "Monthly Payment Date" has the meaning set forth in Section 2.1.8.

     "Mortgage" means (a) that certain that certain Mortgage dated as of June 10, 1987 between Borrower (f/k/a The Coated Film Company) and Bank (as assignee of LaSalle National Bank), recorded in the office of the Recorder of Deeds of Cook County, Illinois (the "Recorder's Office) on June 11, 1986 as Document No. 86-236291 concerning the real property commonly known as 500 State Street, Chicago Heights, Illinois (the "Premises"), as amended by (i) First Amendment dated May 4, 1987 and recorded in the Recorder's Office on May 6, 1987 as Document No. 87-244769, (ii) Second Amendment dated December 16, 1988 and recorded in the Recorder's Office on December 21, 1988 as Document No. 88-587863, (iii) Third Amendment dated March 31, 1992 and recorded in the
Recorder's Office on May 5, 1992 as Document No. 92-305060, (iv) Fourth Amendment dated June 1, 1996 and recorded in the Recorder's Office on June 21, 1996 as Document No. 96-479606, (v) Fifth Amendment dated April 1, 1998 and recorded in the Recorder's Office on November 9, 1998 as Document No. 08010241, and (vi) Sixth Amendment dated November 13, 1998 and recorded in the Recorder's Office on July 20, 2000, as Document No. 00543598 (together, the "Amendments") and (b) that certain Assignment of Rents and Leases dated as of June 10, 1986 between the Borrower (f/k/a The Coated Film Company) and the Bank (as assignee of LaSalle National Bank) recorded in the Recorder's Office on June 11, 1986 as Document No. 86-236292, as amended by the Amendments.

     "Note(s)" shall mean the Revolving Note, the Term Note, and the Second Term Note, and each one of them.

     "Notional Value" shall mean the US Dollar equivalent of the price at which the Bank agreed to purchase or sell to the Borrower a Foreign Currency.

     "Obligations" shall mean (i) the obligations of Borrower to Bank under the Loans, as evidenced by the Notes and the Mortgage, (ii) the obligations of Borrower to Bank under the IRB Reimbursement Agreement, (iii) all interest accrued on the Loans, (iv) any fees due to Bank hereunder or under the IRB Reimbursement Agreement, (v) any expenses incurred by Bank hereunder or under the IRB Reimbursement Agreement and (vi) any and all other liabilities and obligations of Borrower (and of any partnership in which Borrower is or may be a partner) to Bank, howsoever created, arising or evidenced, and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, direct or indirect, absolute or contingent, and whether several, joint or joint and several, including, but not limited to, any Interest Rate Agreements or FX Transactions.

     "Offsetting Transaction" shall mean an FX Transaction to purchase a Foreign Currency and an FX Transaction to sell the same Foreign Currency, each with the same Settlement Date and designated as an Offsetting Transaction at the time of entering into the FX Transaction.

     "Permitted Liens" shall mean Liens on the Collateral (i) provided for under this Agreement or the Loan Documents in favor of Bank; (ii) arising out of judgments or awards in respect of which Borrower shall in good faith be prosecuting an appeal or proceedings for review and in respect of which Borrower shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided Borrower shall have set aside reserves which Bank reasonably deems adequate with respect to such judgment or award; (iii) purchase money security interests in any Equipment acquired by Borrower to the maximum amount of $100,000; and (iv) securing Borrower's obligations under the IRB Reimbursement Agreement.

     "Person" shall mean any individual, sole proprietorship, joint venture, partnership, limited partnership, association, unincorporated organization, joint-stock company or association, trust, corporation, entity, institution or government body.

     "Prime Loan(s)" shall mean that portion, and collectively, those portions of the aggregate outstanding principal balance of the Revolving Loans that will bear interest at the Prime Rate.

     "Prime Rate" shall mean the rate per annum in effect from time to time as set by Bank and called its Prime Rate. The effective date of any change in the Prime Rate shall for purposes hereof be the date the rate is changed by Bank. Bank shall not be obligated to give notice of any change in the Prime Rate.

     "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Regulatory Change" shall mean the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over Bank or its lending office.

     "Revolving Loan(s)" shall mean each and all direct advances made by Bank to Borrower under and pursuant to this Agreement, as set forth in Section 2.1.1.

     "Revolving Loan Borrowing Base" shall mean, at any time, the sum of: (a) 80% of the Eligible Accounts Receivable of Borrower; and (b) 50% of the Eligible Inventory of Borrower, less (i) the face amount of any outstanding Letters of Credit and (ii) the Notional Value of any outstanding FX Transactions; provided, however, provided, however that at no time shall more than $3,000,000 of the Revolving Loan Borrowing Base be attributable to Eligible Inventory.

     "Revolving Loan Commitment" shall mean $5,500,000.

     "Revolving Loan Maturity Date" shall mean April 1, 2003.

     "Revolving Note" shall mean a promissory note in the form of Exhibit A duly executed by Borrower.

     "Second Term Loan" shall mean that certain second term loan made by Bank to Borrower as more particularly described in Section 2.3.

     "Second Term Loan Maturity Date" shall mean May ___, 2006, unless extended by Bank pursuant to any modification, extension or renewal by Borrower and accepted by Bank in its sole and absolute discretion in substitution for the Second Term Note.

     "Second Term Note" shall mean a promissory note in the form of Exhibit C duly executed by Borrower.

     "Settlement Date" shall mean the Business Day on which the Borrower has agreed to (a) deliver the required amount of Foreign Currency, or (b) pay in US dollars the agreed upon purchase price of the Foreign Currency.

     "Subsidiary" shall mean any corporation of which twenty-five percent (25%) or more of the outstanding shares of capital stock having ordinary voting power for the selection of directors is owned, directly or indirectly by Borrower and any Affiliates or Subsidiaries of Borrower.

     "Swap Rate" shall mean the rate of interest equal to the per annum rate of interest at which Bank determines its cost of funds equal to the yield on the five-year United States Treasury Notes or Securities plus a corresponding swap spread as published in Bloomberg's Financial Markets Commodities News, in effect from time to time, and in the absence of such publication, as determined by Bank in its sole discretion.

     "Tangible Assets" shall mean the total of all assets appearing Borrower's Financial Statements after deducting all proper reserves (including reserves for Depreciation, obsolescence and amortization) less the sum of (i) goodwill, patents, trademarks, prepaid expenses, deposits, deferred charges and other personal property (including, without limitation, the worldwide rights to manufacture and market certain holographic products acquired from Applied Holographics PLC) which is classified as intangible property in accordance with GAAP, (ii) deferred income tax credits and (iii) any amounts due from shareholders, Affiliates, officers or employees of Borrower.

     "Tangible Net Worth" shall mean at any time the total of Tangible Assets less Liabilities.

     "Term Loan" shall mean that certain term loan heretofore made by Bank to Borrower pursuant to the Original Agreement as more particularly described in
Section 2.2.

     "Term Loan Maturity Date" shall mean November 1, 2003, unless extended by Bank pursuant to any modification, extension or renewal note executed by
Borrower and accepted by Bank in its sole and absolute discretion in substitution for the Term Note.

     "Term Note" shall mean that certain Term Note dated as of November 13, 1998 in the original principal amount of $2,625,000, a copy of which is attached as Exhibit B.

     1.2 Accounting Terms.

     Any accounting terms used but not otherwise defined herein shall have their customary meanings as defined in, pursuant to, or in accordance with GAAP. All other terms used but not otherwise defined herein shall have the meanings provided by the version of the Uniform Commercial Code enacted in Illinois to the extent such terms are used or defined therein.

     2. COMMITMENT OF BANK.

     2.1 Revolving Loan Commitment.

     2.1.1 Revolving Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of Borrower set forth herein and in the other Loan Documents, Bank agrees to make such Revolving Loans at such times as Borrower may from time to time request until, but not including, the Revolving Loan Maturity Date, and in such amounts as Borrower may from time to time request, provided, however, that the aggregate principal balance of all Revolving Loans outstanding at any time shall not exceed the lesser of (i) the Revolving Loan Borrowing Base and
(ii) the Revolving Loan Commitment, in either case minus the Letter of Credit Obligations and the Notional Value of all FX Transactions outstanding, and provided further, that each Revolving Loan shall equal at least $10,000 or multiples of $1,000 in excess thereof. Revolving Loans are otherwise terminated or extended as provided in this Agreement. The Revolving Loans shall support the working capital requirements of Borrower. Borrower may borrow, repay and reborrow hereunder, from the date hereof until the Revolving Loan Maturity Date, either the full amount of the Revolving Loan Commitment (less the Letter of Credit Obligations and the Notional Value of all FX Transactions outstanding ) or any lesser sum in the minimum amounts referred to above. If, at any time, the Revolving Loans exceed the Revolving Loan Commitment (less the Letter of Credit Obligations and the Notional Value of all FX Transactions outstanding), Borrower shall immediately notify Bank of the existence of and pay to Bank the amount of such excess.

     2.1.2 Letters of Credit. Subject to the terms and conditions of this Agreement and upon the execution and delivery by Borrower and the acceptance by Bank, in its sole and absolute discretion, of an application for Letter of Credit, Bank agrees to issue for the account of Borrower, such Letters of Credit on the standard from of Bank and otherwise in form and substance acceptable to Bank, from time to time during the term of this Agreement, provided that (i) the Letter of Credit Obligations may not at any time exceed the Maximum Letter of Credit Obligation, (ii) no Letter of Credit shall have an expiration date later than 120 days after the Revolving Loan Maturity Date and (iii) an Event of Default does not then exist or would not then be created thereby or any event which with the giving of notice or lapse of time or both would constitute an Event of Default does not then exist. If any Letters of Credit remain outstanding on the Revolving Loan Maturity Date, Borrower shall deposit into a deposit account with Bank cash equal to the aggregate outstanding Letter of Credit Obligations on the Revolving Loan Maturity Date.

          (a) The amount of any payments made by Bank with respect to draws made by a beneficiary under a Letter of Credit for which Borrower has failed to reimburse Bank upon the earlier of (i) Bank's demand for repayment, or (ii) five (5) days from the date of such payment by Bank, shall be deemed to have been converted to a Revolving Loan as of the date such payment was made by Bank to such beneficiary. Upon the occurrence of an Event of Default and at the option of Bank, all Letter of Credit Obligations shall be converted to Revolving Loans, all without demand, presentment, protest or notice of any kind, all of which are hereby waived by Borrower. If there does not exist sufficient availability, Borrower hereby agrees to reimburse Bank, immediately upon demand, for each payment or disbursement made by Bank under or on account of any Letter of Credit, honoring any demand for payment made by the beneficiary thereunder by Bank or any issuing bank, with interest on the amount so paid or disbursed by Bank or any issuing bank, from the date a demand for payment is made by Bank to, but not including the date Bank is reimbursed therefor, at a rate per annum equal to the interest rate payable hereunder with respect to Prime Loans at the time of demand for payment. The obligation of Borrower to reimburse Bank for payments and disbursements made by Bank under or on account of any Letter of Credit honoring a demand for payment made by the beneficiary thereunder shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which Borrower may have or have had against Bank or such beneficiary, including, without limitation, any defense based on the failure of such demand for payment to conform to the terms of such Letter of Credit or any nonapplication or misapplication by such beneficiary of the proceeds of such demand for payment or the legality, validity, regularity or enforceability of such Letter of Credit or any document or contract related to or required to be presented under the terms of such Letter of Credit; provided, however, that Borrower shall not be obligated to reimburse Bank for any wrongful payment or disbursement made by Bank under or on account of such Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of Bank or any of its officers, employees or agents.

          (b) Borrower agrees that, upon the earlier of (i) an occurrence of an Event of Default or (ii) 120 days after the Revolving Loan Maturity Date, it will immediately, upon written demand by Bank, pay to Bank an amount equal to the amount of the then aggregate stated amount of all Letters of Credit issued and outstanding hereunder. Any amounts so received by Bank pursuant to the provisions of the foregoing sentence shall be retained by Bank as collateral security for Borrower's Obligations including, without limitation, all Obligations of Borrower to Bank under or in connection with this Agreement, any Letter of Credit or any of the Loans.

          (c) Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment by the beneficiary under any Letter Of Credit issued by Bank to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Letter of Credit. If, after examination, Bank shall have determined that a demand for payment under such Letter of Credit does not conform to the terms and conditions of such Letter of Credit, Bank shall, as soon as reasonably practicable, give notice to the beneficiary to the effect that negotiation was not in accordance with the terms and conditions of such Letter of Credit, stating the reasons therefor and that the relevant document is being held at the disposal of such beneficiary or is being returned to such beneficiary, as Bank may elect. The beneficiary may attempt to correct any such nonconforming demand for payment under such Letter of Credit if, and to the extent that, such beneficiary is entitled and able to do so. If Bank determines that a demand for payment under such Letter of Credit conforms to the terms and conditions of such Letter of Credit, then Bank shall make payment to the beneficiary in accordance with the terms of such Letter of Credit. Bank shall have the right, provided it is not then in default under such Letter of Credit by reason of its having wrongfully failed to honor a demand for payment previously made by the beneficiary under such Letter of Credit, to require the beneficiary to surrender such Letter of Credit to Bank on the stated expiration date of such Letter of Credit. Borrower agrees, if necessary, and to the extent reasonably feasible, to cause the beneficiary to so surrender such Letter of Credit.

          (d) If reserve requirements, capital adequacy requirements or any similar requirements or restrictions, or any other requirements of law not presently applicable to Bank or any issuing bank are hereafter imposed upon or determined or held to be applicable to Bank or any issuing bank at any time and from time to time, which would materially increase the costs to Bank of continuing letter of credit financing hereunder or materially affect the profitability (on an after-tax basis) to Bank of the letter of credit transactions contemplated for Bank hereby, then Bank will give written notice to Borrower of such requirement or restriction and of the additional costs, or loss or prospective loss of profitability, resulting from the imposition or application of such requirement or restriction to Bank, and Borrower shall, promptly after request therefor by Bank, compensate Bank for additional costs, or for any loss of profitability, accruing to Bank from the date such restriction or requirement is imposed upon or determined or held to be applicable to Bank to the expiration or final surrender of all Letters of Credit issued hereunder.

     2.1.3 Foreign Exchange Sub-Facility. Bank agrees to enter into FX Transactions with Borrower, at Borrower's request therefor made prior to the Revolving Loan Maturity Date, provided however, that (i) at no time shall the aggregate FX Risk Liability of Borrower exceed the FX Limit, (ii) the Notional Values of all FX Transactions having the same Settlement Date shall not exceed $300,000, and (iii) at no time shall the aggregate FX Risk Liability combined with the total face amount of all Letters of Credit outstanding, less any partial draws paid by Bank, together with the total principal amount of all outstanding Revolving Loans, exceed the Revolving Loan Commitment. Each FX Transaction shall be used only to hedge Borrower's foreign exchange exposure.

          (a) Requests. Each request for a FX Transaction shall be made by telephone to Bank's Foreign Exchange Department ("Request"), shall specify the Foreign Currency to be purchased or sold, the amount of such Foreign Currency and the Settlement Date. Each Request shall be communicated to Bank no later than 4:00 p.m. Chicago, Illinois time on the Business Day on which the FX Transaction is requested.

          (b) Tenor. No FX Transaction shall have a Settlement Date which is more than 365 days after the date of entry into such FX Transaction, and provided further, no FX Transaction shall expire on a date which is more than 365 days after the Revolving Loan Maturity Date.

          (c) Availability. Bank may refuse to enter into a FX Transaction with Borrower where Bank, in its sole discretion, determines that (1) the requested Foreign Currency is unavailable, (2) Bank is not then dealing in the requested Foreign Currency, or (3) Bank would be prohibited by any applicable law, rule, regulation or order from purchasing such Foreign Currency, (4) a Default or Event of Default has occurred or would result from such FX Transaction, or (5) such FX Transaction would cause any one of the conditions set forth in (i), (ii) or (iii) in Subsection 2.1.3.

          (d) Payment. Payment is due on the Settlement Date of the relevant FX Transaction. Bank is hereby authorized by Borrower to charge the full settlement price of any FX Transaction against the depository account or accounts maintained by Borrower with Bank on the Settlement Date. In the event that Borrower fails to pay the settlement price of any FX Transaction on the Settlement Date or the balances in the depository account or accounts maintained with Bank are insufficient to pay the settlement price, without limiting the rights of Bank hereunder or waiving any Event of Default caused thereby, Bank may, and Borrower hereby authorizes Bank to, convert such amount to a Revolving Loan bearing interest at the Prime Rate to pay the settlement price on the Settlement Date.

          (e) Increased Costs. Borrower shall promptly pay to and reimburse Bank for all costs incurred and payments made by Bank by reason of any assessment, reserve, deposit, capital maintenance or similar requirement or any surcharge, tax or fee imposed upon Bank or as a result of Bank's compliance with any directive or requirement of any regulatory authority pertaining or relating to any FX Transaction.

          (f) Impossibility of Performance or Default. In the event that (1) Bank cannot perform under an FX Transaction due to force majeure or an act of State (2) it becomes unlawful or impossible to perform, all in the good faith judgement of Bank, or (3) an Event of Default occurs hereunder, then upon notice to Borrower, Bank may require the close-out and liquidation of the affected FX Transaction in accordance with the provisions of this Agreement.

          (g) Other Agreements. The provisions of this Subsection 2.1.3 shall be subject to any additional terms, conditions, charges or fees provided for in Bank's standard foreign currency exchange transactions agreement.

     2.1.4 Revolving Note. The Revolving Loans shall be evidenced by the Revolving Note. At the time of the initial disbursement of a Revolving Loan and at each time an additional Revolving Loan shall be requested hereunder or a repayment made in whole or in part thereon, an appropriate notation thereof shall be made on the books and records of Bank. All amounts recorded shall be, absent demonstrable error, conclusive and binding evidence of (i) the principal amount of the Revolving Loans advanced hereunder and the amount of all Letter of Credit Obligations, (ii) any unpaid interest owing on the Revolving Loans, and
(iii) all amounts repaid on the Revolving Loans or the Letter of Credit Obligations. The failure to record any such amount or any error in recording such amounts shall not, however, limit or otherwise affect the obligations of Borrower under the Note to repay the principal amount of the Revolving Loans, together with all interest accruing thereon.

     2.1.5 Manner of Borrowing - Revolving Loans. Each Revolving Loan shall be made available to Borrower upon its written request, from any person whose authority to so act has not been revoked by Borrower in writing previously received by Bank. A request for a Prime Loan must be received by no later than 11:00 a.m. Chicago, Illinois time, two days before the day it is to be funded. A request for a LIBOR Loan must be received by no later than 11:00 a.m. Chicago, Illinois time, two days before the day it is to be funded. Notwithstanding anything contained in this Agreement to the contrary, Borrower may not have more than five (5) LIBOR Loans outstanding at any one time. If for any reason Borrower shall fail to select timely an Interest Period for an existing LIBOR Loan, then such LIBOR Loan shall be immediately converted to a Prime Loan on the last Business Day of the then-existing Interest Period, all without demand, presentment, protest or notice of any kind, all of which are hereby waived by Borrower. The proceeds of each Prime Loan or LIBOR Loan shall be made available at the office of Bank by credit to the account of Borrower or by other means requested by Borrower and acceptable to Bank. Bank is authorized to rely on each loan request which Bank believes is its good faith judgment to emanate from a properly authorized representative of Borrower, whether or not that is in fact the case. Borrower does hereby irrevocably confirm, ratify and approve all such advances by Bank and does hereby indemnify Bank against losses and expenses (including court costs, attorneys' and paralegals' fees) and shall hold Bank harmless with respect thereto. Each and every request for a Revolving Loan shall constitute Borrower's representation and warranty that (i) as of the date of said request, no Event of Default (or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default) has occurred and is continuing, (ii) no material adverse change has occurred in the operations or financial condition of Borrower since the date of the most recent fiscal year for which Borrower's Financial Statements have been delivered to Bank and received thereby, subject to Bank's reasonable discretion to determine whether such a material adverse change has occurred, (iii) the representations and warranties of Borrower set forth within Section 5 are true and correct as of the date of the request for a Revolving Loan, (iv) the affirmative and negative covenants set forth in Sections 6 and 7 are not currently being breached and are inviolate as of the date of such request for a Revolving Loan, and (v) the aggregate Revolving Loans, including the Revolving Loan requested, do not exceed the Revolving Loan Commitment.

     2.1.6 Issuance of Letters of Credit. Each Letter of Credit shall be issued by Bank upon the execution by Borrower and acceptance by Bank, in its sole discretion, of Bank's standard application therefor and the payment by Borrower of Bank's usual and customary fees in connection therewith. All standby Letters of Credit issued under and pursuant to this Agreement shall bear an annual fee equal to 1% of the face amount of such standby Letter of Credit which fee, along with any other applicable fees or interest, shall be payable in accordance with Bank's standard letter of credit fee schedule. All Letters of Credit other than standby Letters of Credit shall bear such fees and interest and contain such other terms and set forth in Bank's standard letter of credit fee schedule.

     2.1.7 Interest Rate - Revolving Loans. The unpaid principal balance of the Revolving Loans outstanding from time to time shall bear interest at a rate selected by Borrower and equal to the Prime Rate or Adjusted LIBOR. Interest shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. Any amount of principal or interest on the Revolving Loans which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the Default Rate.

     2.1.8 Interest Payments - Revolving Loans. Accrued and unpaid interest on the unpaid principal balance of all Prime Loans outstanding from time to time, shall be due and payable monthly, in arrears, commencing on June 1, 2001 and continuing on the first day of each calendar month thereafter (each, a "Monthly Payment Date"), and on the Revolving Loan Maturity Date. Accrued and unpaid interest on the unpaid principal balance of the LIBOR Loans shall be payable on the last Business Day of each Interest Period, commencing on the first such date to occur after the date hereof, on the date of any principal repayment of a LIBOR Loan and on the Revolving Loan Maturity Date. After maturity (whether by acceleration or otherwise) accrued and unpaid interest on the Prime Loans and the LIBOR Loans shall be payable on demand.

     2.1.9 Optional Prepayments of Revolving Loans. The principal balance of the Prime Loans may be prepaid in whole or in part at any time without premium or penalty, provided that any prepayment of a Prime Loan shall include accrued interest on such Prime Loans to the date of such prepayment. The principal balance of the LIBOR Loans may not be prepaid in whole or in part at any time. If, for any reason, a LIBOR Loan is paid prior to the last Business Day of any Interest Period, Borrower agrees to indemnify Bank against any loss (including any loss on redeployment of the funds repaid), cost or expense incurred by Bank as a result of such prepayment.

     2.1.10 Mandatory Prepayments of Revolving Loans. All Revolving Loans shall be repaid by Borrower on the Revolving Loan Maturity Date, unless payable sooner pursuant to the provisions of this Agreement. In addition, if Borrower chooses not to convert any LIBOR Loan to a Prime Loan at the end of the then-applicable Interest Period, such LIBOR Loan shall be immediately due and payable on the last Business Day of such Interest Period or on any kind, all of which are hereby waived by Borrower.

     2.1.11 Provisions Applicable to LIBOR Loans.

          (a) If Bank determines in good faith (which determination shall be conclusive, absent manifest error) prior to the commencement of any Interest Period that (i) U.S. dollar deposits of sufficient amount and maturity for funding any LIBOR Loan are not available to Bank in the London Interbank Eurodollar market in the ordinary course of business, or (ii) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the relevant LIBOR Loan, Bank shall promptly notify Borrower thereof and, so long as the foregoing conditions continue, Revolving Loans may not be advanced as a LIBOR Loan thereafter. In addition, at Borrower's option, each existing LIBOR Loan shall be immediately (y) converted to a Prime Loan on the last Business Day of the then-existing Interest Period, or (z) due and payable on the last Business Day of the then existing Interest Period, without further demand, presentment, protest or notice of any kind, all of which are hereby waived by Borrower.

          (b) If, after the date hereof, a Regulatory Change shall, in the reasonable determination of Bank, make it unlawful for Bank to make or maintain the LIBOR Loans, then Bank shall promptly notify Borrower and Revolving Loans may not be advanced as a LIBOR Loan thereafter. In addition, at Borrower's option, each existing LIBOR Loan shall be immediately (i) converted to a Prime Loan on the last Business Day of the then existing Interest Period or on such earlier date as required by law, or (ii) due and payable on the last Business Day of the then-existing Interest Period or on such earlier date as required by law, all without further demand, presentment, protest or notice of any kind, all of which are hereby waived by Borrower.

          (c) If any Regulatory Change (whether or not having the force of law) shall (i) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, Bank; (ii) subject Bank or any LIBOR Loan to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payments to Bank of principal or interest due from Borrower to Bank hereunder (other than a change in the taxation of the overall net income of Bank); or (iii) impose on Bank any other condition regarding such LIBOR Loan or Bank's funding thereof, and Bank shall determine (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to increase the cost to Bank of making or maintaining such LIBOR Loan or to reduce the amount of principal or interest received by Bank hereunder, then Borrower shall pay to Bank, on demand, such additional amounts as Bank shall, from time to time, determine are sufficient to compensate and indemnify Bank for such increased cost or reduced amount.

     2.2 Term Loan.

     2.2.1 Existing Term Loan. The parties acknowledge that Bank heretofore has made a term loan pursuant to the Original Agreement to Borrower (the "Term Loan"), the principal amount of which as of May 1, 2001 is $2,463,986.94. From and after the date hereof, the Term Loan shall be subject to the terms and conditions of this Agreement and the other Loan Documents.

     2.2.2 Term Note. The Term Loan is evidenced by the Term Note, a copy of which is attached as Exhibit B hereto. At the time of each repayment under the Term Loan, an appropriate notation thereof shall be made on the books and records of Bank. All amounts recorded shall be, absent demonstrable error, conclusive and binding evidence of (i) the principal amount of the Term Loan advanced hereunder, (ii) any unpaid interest owing on the Term Loan and (iii) all amounts repaid on the Term Loan. The failure to record any such amount or any error in recording such amounts shall not, however, limit or otherwise affect the obligations of Borrower under the Term Note to repay the principal amount of the Term Loan, together with all interest accruing thereon.

     2.2.3 Term Loan Interest. The principal amount from time to time outstanding under the Term Loan shall bear interest calculated at a fixed rate equal to seven and 5/100ths of one percent (7.05%) (the "Term Interest Rate"). Interest shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. Interest shall be payable as set forth in the following Section 2.2.4. Any amount of principal or interest on the Term Loan which is not paid when due, whether at stated maturity, by acceleration or otherwise shall bear interest payable on demand at the Default Rate.

     2.2.4 Principal and Interest Payments. The outstanding principal balance of the Term Loan, including interest thereon, shall continue to be repaid in equal monthly principal and interest installments of $20,431.00 on the first day of each month, with a final payment of all outstanding principal and accrued interest due on the Term Loan Maturity Date. Principal amounts repaid on the Term Note may not be borrowed again.

     2.3 Second Term Loan.

     2.3.1 Refinance of Second Term Loan. The parties acknowledge that Bank has heretofore made a term loan to Borrower under the Original Agreement, the outstanding principal amount of which as of May 1, 2001 was approximately $2,773,336. Bank has agreed to increase the outstanding principal amount of the Second Term Loan, the principal amount of which, as of May ___, 2001, shall be $5,773,336 (the "Second Term Loan"). The increase of the Second Term Loan shall constitute a refinancing and extension of the "Second Term Loan" under the Original Agreement, and all Collateral securing the Obligations thereunder continue to secure the Obligations hereunder with the same priority and effective dates of recording or filing for the Original Agreement. The Second Term Loan shall be subject to the terms and conditions of this Agreement and the other Loan Documents.

     2.3.2 Second Term Note; Repayment of Principal. In order to evidence the Second Term Loan on the date hereof, Borrower will execute and deliver a promissory note, in the form of Exhibit C (together with any and all amendments, modifications, supplements, substitutions, renewals, extensions, and restatements, thereof and therefor, the "Second Term Note"), repayable and maturing in accordance with and bearing interest as set forth in this Agreement and as set forth in the Second Term Note. Payments of principal amounts due under the Second Term Note shall be made in fifty-nine (59) equal monthly installments of principal, each in the amount of Sixty One Thousand Two Hundred Fifty Dollars ($61,250), plus interest, commencing on June 1, 2001 and continuing on the first day of each month thereafter, unless such day is not a Business Day, then on the next succeeding Business Day, with a final installment of the then outstanding principal balance together with all interest accrued thereon on the Second Term Loan Maturity Date. Principal amounts repaid on the Second Term Note may not be borrowed again.

     2.3.3 Second Term Loan Interest Rate. The Second Term Loan shall bear interest on the unpaid principal balance thereof at a rate per annum equal to the Swap Rate, plus two and one tenth percent (2.10%). Interest shall be payable monthly in arrears, commencing on June 1, 2001 and continuing on the first day of each month thereafter, unless such day is not a Business Day, then on the next succeeding Business Day.

     2.4 Borrower's Loan Account. Bank shall maintain a loan account ("Loan Account") on its books in which shall be recorded (i) the Loans made by Bank to Borrower pursuant to this Agreement, (ii) all payments made by Borrower on the Loans, and (iii) all other appropriate debits and credits as provided in this Agreement, the Loan Documents or the Notes, including, without limitation, all fees, charges, expenses and interest provided for hereunder or thereunder. All advances to Borrower and all other debits and credits provided for in this Agreement or the Notes, shall be evidenced by entries made by Bank in its internal data control systems, in accordance with Bank's customary accounting practices as in effect from time to time, showing the date, amount and reason for each such debit or credit. Bank may send Borrower statements of all amounts due hereunder as reflected in the Loan Account, which statements shall be considered presumptively correct as to the indebtedness due and owing by Borrower to Bank unless Borrower notifies Bank within sixty (60) days of receipt of any such statement that Borrower considers such statement to be incorrect and Borrower specifically identifies the items on such statement which it considers to be incorrect and attaches any evidence in its possession supporting its position.

     2.5 Prepayments; Application of Payments and Prepayments.

     2.5.1 Prepayment of Term Loan. The principal balance of the Term Loan may be prepaid in whole or in part at any time without premium or penalty, provided that any prepayment of the Term Loan (i) shall include accrued interest on the amount of such prepayment to the date of such prepayment and (ii) shall be in a minimum amount $10,000 or a multiple of $1,000 in excess thereof.

     2.5.2 Prepayment of Second Term Loan. The principal balance of the Second Term Loan may be prepaid in whole or in part at any time without premium or penalty, provided that any prepayment of the Second Term Loan (i) shall include accrued interest on the amount of such prepayment to the date of such prepayment and (ii) shall be in a minimum amount $10,000 or a multiple of $1,000 in excess thereof. In connection with any prepayment, in whole or in part, of the Second Term Loan, Borrower shall pay to Bank as provided hereunder, a "Make Whole Premium Amount" if the "Reinvestment Yield" (as hereinafter defined) is less than Bank's matched cost for the Loan being prepaid. The "Make Whole Premium Amount" shall equal the positive difference between two sums determined by subtracting the second sum from the first sum, each sum representing the total cumulative present value of each payment of principal being prepaid. The first sum shall be calculated by discounting each such prepaid amount utilizing an interest factor equal to Bank's matched cost for the Loan being prepaid. The "Reinvestment Yield" shall be defined as the sum of 210 basis points plus the U.S. Treasury Rate for an issue with comparable average life to that portion of the Second Term Loan being prepaid plus the corresponding swap spread as published in Bloomberg's Financial Markets Commodities News. In the absence of material error, a certificate from Bank specifying such losses, costs or expenses shall be conclusive and binding on all parties. The Second Term Loan shall be conclusively deemed to have been funded on behalf of Bank in the manner specified by it in such calculations by the purchase of a matched fund deposit corresponding in amount and maturity to such Second Term Loan.

     2.5.3 Application of Payments and Prepayments. Any payments made by Borrower under this Agreement, the Notes or any of the other Loan Documents shall be applied to Obligations owing as of the date of payment in the following order: (i) to any expenses of Bank incurred in connection with this Agreement;
(ii) to interest accrued pursuant to the terms of the Notes; (iii) to the principal balance of the Revolving Loans; and (iv) to the principal balances of the Term Loan and Second Term Loan in inverse order of maturity.

     2.6 Fees and Expenses.

     2.6.1 Unused Line Fee. Borrower agrees to pay to Bank a non-use fee in the amount of one-eighth of one percent (1/8%) per annum times the average daily amount of the available portion of the Revolving Loan Commitment, payable quarterly in arrears on the first day of each June, September, December and March. The non-use fee shall be calculated on the basis of a year consisting of 360 days for actual days elapsed.

     2.6.2 Second Term Loan Prepayment Penalty. Borrower shall pay to Bank on the date hereof $75,000 as a Make Whole Premium Amount.

     2.6.3 Other Expenses. Borrower shall reimburse Bank for all its reasonable expenses incurred in connection with the preparation (including due diligence), negotiation, documentation, amendment, modification, administration or enforcement of this Agreement, the Notes or any Loan Documents, including reasonable attorney, paralegal and other professional fees.

     2.7 Default Interest. In the event any amount of principal or interest due hereunder or any other payment due under this Agreement or any of the other Loan Documents becomes overdue, such overdue amount shall accrue interest at the Default Interest Rate from the due date through the date of payment.

     2.8 Compensating Balances. Borrower shall maintain average daily available demand deposit balances sufficient to cover all service costs at Bank plus "Free Balances" equal to $250,000, calculated for each month at the end of each such month. "Free Balances" are defined as available demand deposit balances over and above those sufficient to cover the service costs on all of Borrower's accounts at Bank and are set forth in the monthly Analysis Statement provided to Borrower by Bank and listed as "Current Period Analyzed Charges" therein. The monthly balance deficiencies with respect to this compensating balance requirement will be totaled and charged on a quarterly basis at the rate of interest charged to Borrower on the Prime Loans.

     2.9 Payment to Bank. All sums payable to Bank hereunder shall be paid directly to Bank, at the address set forth in Section 11.8, in immediately available funds. Principal payments submitted in funds not immediately available shall continue to bear interest until collected. If any payment to be made by the Borrower hereunder or under any Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment. Alternatively, Bank may charge against or debit any deposit account of Borrower all or any part of any amount due hereunder or under the Notes. Bank's right from time to time after the occurrence or happening of an Event of Default hereunder (which has not been waived in a writing signed by Bank) to setoff Indebtedness against Borrower's monies, deposits, credits, accounts or other property now or at any time in the possession or control of Bank, is hereby acknowledged and agreed to by Borrower. For purposes of this Agreement and the other Loan Documents, payments to Bank with checks or other similar drafts which shall be returned to Bank due to insufficient funds shall be deemed not to have been paid to Bank in the first instance.

     2.10 Loans Constitute One Financing Transaction. Notwithstanding anything to the contrary contained in this Agreement or in any of the Loan Documents, the Loans shall be deemed to constitute one loan transaction. In addition, the Collateral supporting each of the Revolving Loans the Term Loan and the Second Term Loan shall be deemed Collateral for all Loans made under this Agreement or any Loan Documents and any Event of Default or event with which the passage of time or giving of notice or both would constitute an Event of Default with respect to any of the Revolving Loans, the Term Loan or the Second Term Loan shall be deemed a default or Event of Default, as applicable, with respect to all Loans and shall give rise to all remedies therefor.

     3. SECURITY FOR THE TERM LOAN. The parties acknowledge that Borrower heretofore has pledged to Bank for the Term Loan:

     3.1 Grant of Security Interest. As continuing security for the prompt payment and performance of the Obligations and Indebtedness of Borrower to Bank, including all refinancings, renewals, extensions, modifications and substitutions thereof or therefor, to be retained by Bank, until the Obligations and Indebtedness of Borrower are fully satisfied, Borrower hereby pledges, assigns, transfers, delivers and sets over to Bank all of Borrower's right, title and interest in and to, and grants Bank a Lien on and security interest in, all of the Collateral and any and all amounts which may be owing from time to time by Bank or any other financial institution to Borrower in any capacity, including without limitation, any balance or share belonging to Borrower, or any monies, deposits, credits, accounts (including, without limitation, the Lockbox Account) or other Property in the possession of Bank. Except for the Permitted Liens, the Liens and security interests under this subsection shall be first and prior to any other Liens and security interests in and on the Collateral, and Borrower shall permit no Liens, except for Permitted Liens, to attach to the Collateral.

     3.2 Perfection of Security Interests. Borrower hereby agrees to, and shall, complete, execute and deliver to Bank, in form and substance satisfactory to Bank, the Amendment to Mortgage, all financing statements, including, without limitation, the financing statements described in Section 4.1(f) hereof, all amendments to and continuation statements for the foregoing, any schedules to be attached to the foregoing and forms or other documents to be completed in connection with the foregoing, and hereby agrees to and shall take all such other action, including noting Bank's security interest and lien directly onto the Collateral, which Bank may request from time to time and which Bank, in its sole and complete discretion, deems necessary for the perfection or continued perfection of the security interests granted under Section 3.1 above. Borrower hereby agrees with Bank that a carbon, photographic or other reproduction of this Agreement may be filed in lieu of, and shall be sufficient as, a financing statement. Borrower hereby authorizes, without requiring, Bank to execute and file any such financing statements, amendments, continuation statements, schedules, forms or other documents on behalf of and as the attorneys-in-fact for Borrower in order to perfect the security interests granted under Section
3.1 above. Borrower hereby agrees to, and shall, pay upon demand, all costs, taxes and expenses of filing or recording the same in all public offices, including those offices described in Section 4.1(f) hereof, which Bank, in its reasonable discretion, deems necessary in order to perfect the security interests granted under Section 3.1 above.

     3.3 Notice to Account Debtors and Instrument Obligors. At any time and from time to time, after the occurrence of an Event of Default, Bank shall have the right to and may, in its sole and complete discretion, (i) contact any Account Debtor of Borrower or obligor under any of Borrower's Instruments in order to verify the validity or amount or any other matter relating to any Account or any Instrument; and (ii) notify all Account Debtors of Borrower and all obligors under any of Borrower's Instruments that all Accounts and all Instruments of Borrower have been assigned to Bank and Bank has a security interest therein.

     3.4 Appointment as Attorney-in-Fact. Borrower hereby irrevocably designates, makes, constitutes and appoints Bank as Borrower's true and lawful attorney-in-fact, which appointment is coupled with an interest, and authorizes and empowers Bank, in either Borrower's or Bank's name, upon the happening or occurrence and during the continuation of an Event of Default hereunder, at such time or times thereafter as Bank may in its sole and complete discretion determine: (i) to demand payment of the Accounts and overdue Instruments of Borrower and direct all applicable Account Debtors and Instrument obligors to make payment thereon directly to Bank; (ii) to enforce payment and collection of Borrower's Accounts and overdue Instruments by legal proceedings or otherwise;
(iii) to exercise all of Borrower's rights and remedies with respect to the collection or any proceedings to collect the Accounts and overdue Instruments of Borrower; (iv) to sell or assign any Account or Instrument of Borrower upon such terms, for such amount, and at such time or times as Bank deems advisable in its sole and complete discretion, reasonably exercised; (v) to settle, adjust or compromise any Account or Instrument of Borrower or any legal proceedings brought to collect such an Account or Instrument; (vi) to discharge or release any Account or Instrument of Borrower; (vii) to prepare, file and sign Borrower's name on and to any bankruptcy proof of claim form or other similar document against an Account Debtor or Instrument obligor of Borrower; (viii) to prepare, file and sign Borrower's name on any notice of lien, claim or mechanic's lien, assignment or satisfaction or lien, or mechanic's lien or similar document in connection with an Account or any Instrument of Borrower;
(ix) to take control in any manner of any cash or non-cash item of payment or proceeds of any Account or Instrument of Borrower, including without limitation any rejected, returned, stopped-in-transit or repossessed goods relating to such Accounts or Instruments, and endorse Borrower's name upon any of Borrower's Chattel Paper, Documents, Instruments, invoice or similar document or agreement relating to any such Account or Instrument or any goods pertaining thereto; and
(x) to notify the Post Office authorities to change the address for delivery of Borrower's mail to an address designated by Bank, access any lock box or postal box into which any of Borrower's mail is deposited, and open and dispose of all mail addressed to Borrower.

     4. CONDITIONS OF BORROWING. Notwithstanding any other provision of this Agreement, Bank shall not be required to disburse or make all or any portion of the Loans unless all of the following conditions shall have occurred.

     4.1 Loan Documents. Borrower shall have executed and delivered to Bank the following documents (collectively, together with any modifications or replacements therefor and any other documents from time to time delivered to Bank to effectuate the transactions contemplated herein, the "Loan Documents"), all of which must be satisfactory to Bank and Bank's counsel in form, substance and execution:

          (a) this Agreement duly executed by Borrower;

          (b) Replacement Revolving Note in the form of Exhibit A, duly executed by Borrower;

          (c) Replacement Second Term Note in the form of Exhibit C duly executed by Borrower;

          (d) Seventh Amendment to Mortgage in the form of Exhibit D duly executed by Borrower;

          (e) Resolutions of the board of directors of Borrower authorizing the execution of this Agreement and the Loan Documents;

          (f) UCC-1 financing statements executed by Borrower for filing with the Office of the Illinois Secretary of State, the Office of the California Secretary of State, the Office of the North Carolina Secretary of State, and such other financing statements or fixture filings as Bank, in its sole and complete discretion may request from Borrower, in form and substance satisfactory to Bank in its sole and complete discretion;

          (g) Reaffirmation of Stock Pledge Agreement in the form of Exhibit E;

          (h) a Borrowing Base Certificate in the form of Exhibit F;

          (i) a Compliance Certificate in the form of Exhibit G; and

          (j) Reaffirmation of Guaranty in the form of Exhibit H;

          (k) a Security Interest and Mortgage-Trademarks and Patents in the form of Exhibit I;

          (l) a Master Letter of Credit  Agreement in the form of Exhibit J; and

          (l) such other documents as Bank reasonably shall require.

     4.2 No Event of Default. No Event of Default or event or condition which, with notice or lapse of time, or both would constitute an Event of Default, has occurred and is continuing.

     4.3 No Adverse Change. Since the date of this Agreement, there has been, in Bank's sole and complete discretion, no material adverse change in the financial condition or affairs of Borrower.

     4.4 No Litigation. No litigation or governmental proceeding has been instituted against Borrower or any of its officers or shareholders which, in the discretion of Bank reasonably exercised, shall materially adversely affect the financial condition or continued operation of Borrower.

     4.5 Representations and Warranties True. All representations and warranties of Borrower contained herein or in any Loan Document are true and correct as of the date of any advance as though made on such date, except to the extent such representation or warranty expressly relates to an earlier date.

     5. REPRESENTATIONS AND WARRANTIES.

     5.1 Organization. Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Delaware, with full and adequate corporate power to carry on and conduct its business as presently conducted, and is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing.

     5.2 Authorization; Validity. Borrower has full right, power and authority to enter into this Agreement, to make the borrowings and execute and deliver the Loan Documents as provided herein and to perform all of its duties and obligations under this Agreement and the Loan Documents. The execution and delivery of this Agreement and the Loan Documents will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of the articles of incorporation or bylaws of Borrower. All necessary and appropriate corporate action has been taken on the part of Borrower to authorize the execution and delivery of this Agreement and the Loan Documents. This Agreement and the Loan Documents are valid and binding agreements and contracts of Borrower, enforceable in accordance with their respective terms.

     5.3 Compliance With Laws. The nature and transaction of Borrower's business and operations and the use of its properties and assets, including, but not limited to any of the Collateral or any real estate owned or occupied by Borrower, do not and during the term of the Loans shall not, violate or conflict with any applicable law, statute, ordinance, rule, regulation or order of any kind or nature, including, without limitation, the provisions of the Fair Labor Standards Act or any zoning, land use, building, noise abatement, occupational health and safety or other laws, any building permit or any condition, grant, easement, covenant, condition or restriction, whether recorded or not.

     5.4 Environmental Laws and Hazardous Materials. Borrower represents, warrants and agrees with Bank that (i) Borrower has not generated, used, stored, treated, transported, manufactured. handled, produced or disposed of any Hazardous Materials on or off any of the premises of Borrower (whether or not owned by it) in any manner which at any time violates any Environmental Law or any license, permit, certificate, approval or similar authorization thereunder,
(ii) the operations of Borrower comply in all material respects with all Environmental Laws and all licenses, permits certificates, approvals and similar authorizations thereunder, (iii) there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other person or entity, nor is any pending or, to the best of Borrower's knowledge, threatened, and Borrower shall immediately notify Bank upon becoming aware of any such investigation, proceeding, complaint, order, directive, claim, citation or notice, and shall take prompt and appropriate actions to respond thereto, with respect to any noncompliance with, or violation of the requirements of any Environmental Law by Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Material or any other environmental, health or safety matter, which affects Borrower or its business, operations or assets or any properties at which Borrower has transported, stored or disposed of any Hazardous Materials, (iv) Borrower has no material liability, contingent or otherwise, in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Material, and (v) without limiting the generality of the foregoing, Borrower shall, following determination by Bank that there is noncompliance, or any condition which requires any action by or on behalf of Borrower in order to avoid any noncompliance, with any Environmental Law, at Borrower's sole expense, cause an independent environmental engineer acceptable to Bank to conduct such test of the relevant site as are appropriate, and prepare and deliver a report setting forth the result of such tests, a proposed plan for remediation and an estimate of the costs thereof.

     5.5 Absence of Breach. The execution, delivery and performance of this Agreement, the Loan Documents and any other documents or instruments to be executed and delivered by Borrower in connection with the Loans shall not: (i) violate any provisions of law or any applicable regulation, order, writ, injunction or decree of any court or governmental authority, or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions, or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which Borrower is a party or by which Borrower or any of its property or assets may be bound.

     5.6 Financial Statements. All Financial Statements submitted to Bank have been prepared in accordance with GAAP on a basis, except as otherwise noted therein, consistent with the previous fiscal year and truly and accurately reflect the financial condition of Borrower and its consolidated subsidiaries and the results of the operations for Borrower and its consolidated subsidiaries as of such date and for the periods indicated. Since the date of the most recent financial statement submitted by Borrower to Bank, there has been no material adverse change in the financial condition or in the assets or liabilities of Borrower or its consolidated subsidiaries, or any changes except those occurring in the ordinary course of business.

     5.7 Litigation and Taxes. There is no litigation or governmental proceeding pending or, to the knowledge of Borrower after due inquiry, threatened against Borrower, which, if adversely determined, would result in any material adverse change in the financial condition or properties, business or operations of Borrower. Borrower has duly filed all applicable income or other tax returns and has paid all income or other taxes when due. There is no controversy or objection pending or, to the knowledge of Borrower after due inquiry, threatened in respect of any tax returns of Borrower.

     5.8 Title and Liens. Except for the Permitted Liens, Borrower, has good and marketable title to all of its respective Property, assets and the Collateral, and the Collateral is not subject to any liens, claims, security interests, mortgages, pledges, charges or other encumbrance of any Person, except, with respect to the Collateral, Bank and holders of the Permitted Liens.

     5.9 Account Warranties. With respect to the Accounts of Borrower scheduled, listed or referred to from time to time on any Accounts Receivable Aging Reports or Financial Statement, Borrower warrants and represents to Bank that: (a) such Accounts are genuine, are in all respects what they purport to be, and are not evidenced by a judgment; (b) such Accounts are assignable and a security interest may be granted therein and such Accounts are subject to the first and prior perfected Lien and security interest of Bank (except for any Permitted Liens); (c) such Accounts represent undisputed, bona fide transactions completed in accordance with the terms and provisions of the documents related thereto as delivered to Bank if so requested; (d) the Equipment, Goods or Inventory sold or leased, or the services rendered, which resulted in the creation of such Accounts have been delivered or rendered to and accepted by the applicable Account Debtor; (e) the amounts shown on Borrower's books and records and all invoices and statements delivered to Bank, when and if so requested, with respect to such Accounts are actually and absolutely owing to the applicable Borrower and are not in any way contingent; (f) no payments have been made upon such Accounts; (g) there are no set-offs, counterclaims or disputes existing or, to Borrower's best knowledge, asserted with respect to such Accounts and Borrower has not made any agreement with any applicable Account Debtor for any deduction or discount from any such Account, except discounts allowed by Borrower in the ordinary course of its business for prompt payment; (h) to the best knowledge of Borrower, there are no facts, events or occurrences which in any way impair the validity or the enforceability of such Accounts or tend to reduce the amounts payable under such Accounts as shown on the books and records of Borrower and the invoices and statements delivered to Bank, when and if so requested, with respect thereto; (i) to the best knowledge of Borrower, all of the applicable Account Debtors with respect to such Accounts have the capacity to contract and are solvent; (j) such Accounts and the Equipment, Goods, Inventory sold or leased or the services rendered giving rise to said Accounts are not subject to any lien, security interest, claim, charge or any other encumbrance, except for the first and prior perfected security interest of Bank and except those of holders of the Permitted Liens; and (k) to the best knowledge of Borrower, there are no proceedings or actions which are threatened or pending against any of the applicable Account Debtors which might result in any material adverse change in such Account Debtor's financial condition.

     5.10 Inventory and Equipment Warranties. (a) The current address for the chief executive offices of Borrower is set forth on Schedule 11.8 hereof ("Chief Executive Office Locations") and the Inventory and Equipment used in Borrower's business is located at its Chief Executive Office Location and at the locations set forth on Schedule 7.11 hereof (the "Additional Inventory Locations"); (b) all Inventory and Equipment is presently owned and will continue to be owned by Borrower, except as otherwise permitted pursuant to the terms of this Agreement, free and clear of all liens and encumbrances, other than Bank's security interest hereunder and any Permitted Liens; (c) no Inventory has been consigned to any Person; and (d) no Inventory or Equipment is presently or at any time or times hereafter, will be stored with a bailee, warehouseman or similar party without Bank's prior written consent, and, if Bank gives such consent, Borrower will concurrently therewith cause any such bailee or warehouseman to issue and deliver to Bank, warehouse receipts therefor in Bank's name, in form acceptable to Bank.

     5.11 Patents and Trademarks. Borrower possesses those patents and trademarks listed on Schedule 5.11 hereto which are all of the necessary patents, patent rights, trademarks, trademark rights, trade names, trade name rights and copyrights to conduct the business of Borrower as now operated. Borrower's patents, patent rights, trademarks, trademark rights, trade names, trade name rights and copyrights do not, to the best of Borrower's knowledge, infringe on the property rights of any other Person.

     5.12 Occupational Safety and Health. Borrower has not received any notice, citation, claim, assessment or proposed assessment as to or alleging any material violation by Borrower from any division of any Federal or state occupational safety and health administrations or agencies and no such violation presently exists. Borrower is not a party to any pending dispute with respect to Borrower's or any Affiliate's compliance with any Federal or state occupational safety and health laws.

     5.13 ERISA Obligations. Borrower has promptly paid and discharged all obligations and liabilities, if any, arising under of a character which if unpaid or unperformed might result in the imposition of a lien against any of its properties or assets.

     5.14 Lending Relationship. Borrower acknowledges and agrees that the relationship hereby created with Bank is and has been conducted on an open and arm's length basis in which no fiduciary relationship exists and that Borrower has not relied and is not relying on any such fiduciary relationship in executing this Agreement and in consummating the Loans. Bank represents that it will receive the Note payable to its order as evidence of a bank loan.

     5.15 Business Loan. The Loans, including interest rate, fees and charges as contemplated hereby, (i) are business loans within the purview of 815 ILCS 205/4(1)(c), as amended from time to time, (ii) are an exempted transaction under the Truth In Lending Act, 12 U.S.C. 1601 et seq., as amended from time to time, and (iii) do not, and when disbursed shall not, violate the provisions of the Illinois usury laws, any consumer credit laws or the usury laws of any state which may have jurisdiction over this transaction, Borrower or any property securing the Loans.

     5.16 Compliance with Regulation U. No portion of the proceeds of the Loans nor any Letter of Credit shall be used by Borrower, or any affiliates of Borrower, either directly or indirectly, for the purpose of purchasing or carrying any margin stock, within the meaning of Regulation U as adopted by the Board of Governors of the Federal Reserve System.

     5.17 Complete Information. This Agreement and all financial statements, schedules, certificates, confirmations, agreements, contracts, and other materials submitted to Bank in connection with or in furtherance of this Agreement by or on behalf of Borrower fully and fairly state the matters with which they purport to deal, and neither misstate any material fact nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading.

     5.18 Places of Business. The principal place of business of Borrower is 500 State Street, Chicago Heights, Illinois. Borrower promptly shall notify Bank of any change in any such location.

     5.19 Subsidiaries. Set forth on Schedule 5.19 attached hereto is a complete list of the subsidiaries of Borrower.

     5.20 Event of Default. No Event of Default and no event which, with the lapse of time, the giving of notice or both, would constitute an Event of Default under this Agreement or any of the Loan Documents has occurred and is continuing. Borrower is not in default (without regard to grace or cure periods) under any contract or agreement to which it is a party, the effect of which default shall materially adversely affect the performance by Borrower of its obligations pursuant to and as contemplated by the terms and provisions of this Agreement.

     5.21 Adverse Circumstances. No condition, circumstance, event, agreement, document, instrument, restriction, litigation or proceeding (or threatened litigation or proceeding or basis therefor) exists which could adversely affect the validity or priority of the liens and security interests granted to Bank under the Loan Documents, which could materially adversely affect the ability of Borrower to perform its obligations under the Loan Documents, which would constitute a default under any of the Loan Documents or which would constitute such a default with the giving of notice or lapse of time or both.

     5.22 Disclosure. No representation or warranty by Borrower in this Agreement or any of the other Loan Documents, nor any statement furnished to Bank by Borrower pursuant hereto or thereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact, necessary when made or while the representation or warranty is continuing, to make the statements contained herein or therein not misleading.

     6. NEGATIVE COVENANTS.

     6.1 Indebtedness. Borrower shall not, either directly or indirectly, create, assume, incur or have outstanding any Indebtedness (including purchase money indebtedness), or become liable, whether as endorser, guarantor, surety or otherwise, for any debt or obligation of any other person, firm or corporation, except:

          (a) the Obligations;

          (b) endorsement for collection or deposit of any commercial paper secured in the ordinary course of business;

          (c) obligations of Borrower for taxes, assessments, municipal or other governmental charges;

          (d) obligations of Borrower for accounts payable, other than for money borrowed, incurred in the ordinary course of business;

          (e)  indebtedness  to  the  Illinois   Development  Finance  Authority
     ("IDFA") in connection with the bonds issued by IDFA secured by a Loan Agreement dated as of June 1, 1996 between Borrower and IDFA;

          (f) obligations of Borrower under that certain Guaranty dated as of March 19, 2001 and reaffirmed as of the date hereof, made by Borrower in favor of ABN AMRO Bank (Deutchland) AG guaranteeing a EUR 14,230,000 obligation by CFC Europe, GmbH, a wholly owned subsidiary of Borrower, to ABN AMRO Bank (Deutchland) AG;

          (g) indebtedness to Applied Holographics PLC evidenced by that certain Promissory Note dated as of October 1, 1998 in the original principal amount of $1,500,000 and maturing on September 1, 2002, with an outstanding principal balance as of May 1, 2001 of _____________;

          (h) indebtedness to Northern Bank Note Company, a wholly owned subsidiary of Borrower, evidenced by that certain Convertible Note dated as of ____________ in the original principal amount of $___________ and maturing on September 30, 2006, with a current outstanding principal balance of $2,000,000; and

          (i) obligations existing on the date hereof which are disclosed on the financial statements referred to in Section 7.8. -----------

     6.2 Encumbrances. Borrower shall not, either directly or indirectly, create, assume, incur or suffer or permit to exist any mortgage, pledge, encumbrance, security interest, assignment, lien or charge of any kind or character upon any asset of Borrower, whether owned at the date hereof or hereafter acquired except:

          (a) liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith by appropriate proceedings in such a manner as not to make the property forfeitable;

          (b) liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of an advance or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

          (c) liens arising out of judgments or awards against Borrower with respect to which it shall concurrently therewith be prosecuting a timely appeal or proceeding for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review;

          (d)  pledges  or  deposits  to  secure   obligations   under  worker's
     compensation laws or similar legislation;

          (e) good faith deposits in connection with lending contracts or leases to which Borrower is a party;

          (f) deposits to secure public or statutory obligations of Borrower;

          (g) liens existing on the date hereof and disclosed on the Financial Statements referred to in Section 7.8;

          (h)  liens  securing  indebtedness  permitted  under  Section  6.1(e);

          (i) liens and security interests granted to Bank.

     6.3 Investments. Borrower shall not, either directly or indirectly, make or have outstanding any new investments (whether through purchase of stocks, obligations or otherwise) in, or loans or advances to, any other person, firm or corporation, or acquire all or any substantial part of the assets or business of any other person, firm or corporation except (a) investments in direct obligations of the United States; (b) investments in certificates of deposit issued by Bank or any bank with assets greater than $100,000,000; or (c) investments in "prime commercial paper." For purposes hereof, "prime commercial paper means short-term unsecured promissory notes sold by large corporations and rated Al/PI by Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and Moody's Investment Service, Inc.

     6.4 Transfer; Merger. Borrower shall not, either directly or indirectly, merge, consolidate, sell. transfer, lease, encumber or otherwise dispose of all or any part of its property or business or all or any substantial part of its assets, or sell or discount (with or without recourse) any of its notes or Accounts.

     6.5 Distributions. Borrower shall not, either directly or indirectly, purchase or redeem any shares of its stock, declare or pay any dividends (other than stock dividends), whether in cash or otherwise, or set aside any funds for any such purpose or make any distribution to its shareholders, unless previously approved by Bank, which approval shall not be unreasonably withheld.

     6.6 Use of Proceeds. Neither Borrower nor any affiliate of Borrower shall use any portion of the proceeds of the Loans nor have any Letter of Credit issued, either directly or indirectly, for the purpose of purchasing any securities underwritten or privately placed by ABN AMRO Inc., an affiliate of Bank.

     6.7 CFC Oeserwerk GmbH Machinery and Equipment. Borrower shall not allow any Lien to encumber any equipment or machinery which is the Property of CFC Oeserwerk GmbH.

     6.8 CFC Oeserwerk GmbH Stock. Borrower shall not allow any Lien to encumber the stock of CFC Oeserwerk GmbH, which has been pledged to Bank by Borrower's wholly owned subsidiary, CFC Europe GmbH, a German corporation, pursuant to that certain Stock Pledge Agreement dated as of March 19, 1999, as amended or reaffirmed from time to time.

     7. AFFIRMATIVE COVENANTS.

     7.1 Payments. The Borrower shall pay, or cause to be paid, when due all principal and interest under the Notes and all other Obligations in respect of this Agreement, the Notes and the Loan Documents.

     7.2 Compliance with Bank Regulatory Requirements. Upon demand by Bank, Borrower shall reimburse Bank for Bank's additional costs and/or reductions in the amount of principal or interest received or receivable by Bank if at any time after the date of this Agreement any law, treaty or regulation or any change in any law, treaty or regulation or the interpretation thereof by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over Bank or the Loans, whether or not having the force of law, shall impose, modify or deem applicable any reserve (except reserve requirements taken into account in calculating the Interest Rate) and/or special deposit requirement against or in respect of assets held by or deposits in or for the account of the Loans by Bank or impose on Bank any other condition with respect to this Agreement or the Loans, the result of which is to either increase the cost to Bank of making or maintaining the Loans or to reduce the amount of principal or interest received or receivable by Bank with respect to such Loans. Said additional costs and/or reductions will be those which directly result from the imposition of such requirement or condition on the making or maintaining of such Loans. All Loans shall be deemed to be match funded for the purposes of Bank's determination in the previous sentence. Notwithstanding the foregoing, Borrower shall not be required to pay any such additional costs which could be avoided by Bank with the exercise of reasonable conduct and diligence.

     7.3 Corporate Existence. Borrower shall at all times preserve and maintain its corporate existence, rights. franchises and privileges, and shall at all times continue as a going concern in the business which Borrower is presently conducting.

     7.4 Maintain Property and Equipment. Borrower shall at all times maintain. preserve and keep its plant, Property and Equipment in good repair, working order and condition, normal wear and tear excepted, and shall from time to time make all needful and proper repairs, renewals, replacements. and additions thereto so that at all times the efficiency thereof shall be fully preserved and maintained. Borrower shall permit Bank to examine and inspect such plant, properties and equipment at all reasonable times. In the event Borrower fails in the foregoing, Borrower hereby authorizes, without requiring, Bank to perform the same and to incur such costs, fees and expenses in connection therewith which shall be payable on demand by Borrower.

     7.5 Maintain Insurance. Borrower shall at all times insure and keep insured in insurance companies acceptable to Bank, all insurable property owned by it which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from fire and such other hazards or risks as are customarily insured against by companies similarly situated and operating like properties; and shall similarly insure employers', public and professional liability risks.

     7.6 Tax Liabilities. Borrower shall at all times pay and discharge all property and other taxes, assessments and governmental charges upon, and all claims (including claims for labor, materials and supplies) against Borrower or any of its properties, Equipment or Inventory, before the same shall become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and are insured against or bonded over to the satisfaction of Bank.

     7.7 ERISA Liabilities. Borrower shall at all times promptly pay and discharge all ERISA obligations and liabilities, if any, of a character which if unpaid or unperformed might result in the imposition of a lien against any of its properties or assets and will promptly notify Bank of (i) the occurrence of any reportable event (as defined in ERISA) which might result in the termination by the Pension Benefit Guaranty Corporation ("PBGC ") of any employee benefit plan (the "Plan") covering any officers or employees of Borrower, any benefits of which are, or are required to be, guaranteed by PBGC, (ii) receipt of any notice from PBGC of its intention to seek termination of the Plan or appointment of a trustee therefor, and (iii) its intention to terminate or withdraw from the Plan. Borrower shall not terminate any such Plan or withdraw therefrom unless it shall be in compliance with all of the terms and conditions of this Agreement after giving effect to any liability to PBGC resulting from such termination or withdrawal.

     7.8 Financial Statements. Borrower shall at all times maintain a standard and modern system of accounting. on the accrual basis of accounting and in all respects in accordance with GAAP, and shall furnish to Bank or its authorized representatives such information regarding the business affairs, operations and financial condition of Borrower, including, but not limited to:

          (a) as soon as available,  and in any event within one hundred  twenty
     (120) days following the end of each fiscal year, a copy of the annual audited Financial Statements of Borrower and its consolidated subsidiaries, for the fiscal year then ended and such other information (including nonfinancial information) as Bank reasonably may request, in reasonable detail, prepared and certified by an independent certified public accountant acceptable to Bank, containing an unqualified opinion;

          (b) as soon as available, and in any event within forty-five (45) days following the end of each month, a copy of the Financial Statements of Borrower and its consolidated subsidiaries regarding such month, and such other information (including nonfinancial information) as Bank reasonably may request, in reasonable detail, prepared and certified as accurate by Borrower;

          (c) as soon as practicable, and in any event within thirty (30) days following the end of each month, (i) a Borrowing Base Certificate in the form of Exhibit F, (ii) an Accounts Receivable Aging Report; and (iii) an Inventory Report.

          (d) As soon as practicable, and in any event within forty-five (45) days following the end of each fiscal quarter, a Compliance Certificate in the form of Exhibit G reflecting Borrowers' compliance with the financial covenants set forth in Section 8 of this Agreement.

          (e) immediately upon receipt thereof copies of interim and supplemental reports if any, submitted to Borrower by independent accountants in connection with any interim audit or review of the books of Borrower; and

          (f) copies of all reports to the U.S. Securities and Exchange Commission.

No change with respect to such accounting principles shall be made by Borrower without giving prior notification to Bank. Borrower represents and warrants to Bank that the financial statements delivered to Bank at or prior to the execution and delivery of this Agreement and to be delivered at all times thereafter accurately reflect and will accurately reflect the financial condition of Borrower. Bank shall have the right at all times during business hours to inspect the books and records of Borrower and make extracts therefrom. Borrower agrees to advise Bank immediately of any adverse change in the financial condition, the operations or any other status of Borrower.

     7.9 Notice of Proceedings. Borrower shall, immediately after knowledge thereof shall have come to the attention of any officer of Borrower, give written notice to Bank of all threatened or pending actions, suits, and proceedings before any court or governmental department, commission. board or other administrative agency which may have a material effect on the business, property or operations of Borrower.

     7.10 Notice of Default. Borrower shall. immediately after the commencement thereof, give notice to Bank in writing of the occurrence of an Event of Default or of any event which, with the lapse of time, the giving of notice or both, would constitute an Event of Default.

     7.11 Collateral Covenants. Borrower shall maintain the Collateral at the location set forth in Section 11.8 hereof, at the locations set forth on
Schedule 7.11 or at such other addresses as Bank shall be informed of by 30 days prior written notice. Borrower agrees to maintain books and records as to the location of any Collateral that is in transit or otherwise is not located at the location set forth in Section 11.8 hereof or on Schedule 7.11 and make such books and records available to Bank upon request of Bank.

     7.12 Account Covenants. Borrower agrees to promptly: (i) inform Bank in writing, of any material delay in Borrower's performance of any of its obligations to its Account Debtors or any assertion of any material claims, offsets or counterclaims by any of its Account Debtors; (ii) monitor on a commercially reasonable basis, the financial condition of its Account Debtors and furnish to or inform Bank of all material adverse information relating to the financial condition of any of its Account Debtors upon obtaining actual or constructive knowledge of such information; and (iii) provide Bank, upon the reasonable request of Bank, with any invoices, statements or other documents or records with respect to its Accounts.

     7.13 Inventory and Equipment Covenants. Borrower shall maintain its Inventory and Equipment on the premises at the locations described in Section
7.11 hereof or at such other  addresses  as Bank shall be  informed  pursuant to
Section 11.8 hereof. Borrower shall at all times hereafter maintain a perpetual inventory, keeping correct and accurate records itemizing and describing the cost, kind, type, quality, and quantity of the Inventory and Equipment which records shall be available during Borrower's usual business hours for the review of Bank or its officers, employees or agents at their request. Borrower shall conduct a physical count of its Inventory and Equipment at least once each fiscal year and, promptly following such physical count of its Inventory and Equipment, shall supply Bank with a report concerning such physical count in a form satisfactory to Bank with such specificity as may be requested by Bank.

     7.14 Instruments and Chattel Paper. Borrower will stamp or otherwise mark all Chattel Paper and Instruments now owned or hereafter acquired by it, in which Bank has a first and prior perfected security interest, to reflect that the same are subject to Bank's security interest and will immediately thereafter deliver or cause such Chattel Paper and Instruments to be delivered to Bank, with appropriate endorsement, assignment or stock power transfer or assignment, with full recourse to Borrower, to vest title and possession in Bank.

     7.15 Bank Deposits.

          (a) Borrower shall maintain a lockbox account in Borrower's name with Bank, into which all monies, checks, notes, drafts and all other payments for and/or proceeds of the Collateral (the "Funds") shall be deposited (the "Lockbox Account"). All Funds in the Lockbox Account shall be under the exclusive possession and control of Bank and Borrower hereby grants to Bank a Lien on and security interest in all Funds in the Lockbox Account with such Funds becoming part of the Collateral. All cash Funds deposited in the Lockbox Account will be applied to Borrower's Obligations on Banking Days on which the cash Funds became available for deposit. All non-cash Funds deposited in the Lockbox Account shall be applied on the next Banking Day after which such Funds become available for deposit. Borrower agrees to cooperate fully with Bank in taking all steps which Bank deems appropriate to insure that all of Borrower's Funds are applied to Borrower's Obligations on the appropriate Banking Day and that Borrower's Account Debtors properly direct payments on the Accounts to the Lockbox Account. Borrower agrees to pay all fees, costs and expenses which Bank incurs in connection with opening and maintaining the Lockbox Account and depositing for collection by Bank any check or other item of payment received by Bank on account of Borrower's Obligations. All of such fees, costs and expenses shall be payable to Bank by Borrower upon demand, and, until paid, shall bear interest at the rate then applicable hereunder.

          (b) Borrower will also transfer or establish all its primary operating accounts, including depository and disbursement banking accounts, at Bank and shall be responsible for all costs associated with such accounts as are customarily charged by Bank.

     7.16 Defense of Collateral. Borrower shall pay, or cause to be paid, when due, all Indebtedness, claims or demands with respect to the Collateral which, if unpaid, might result in, or permit the creation of, any Lien or encumbrance on the Collateral, including, without limitation, all claims for labor, materials and supplies, and, in general, do and cause to be done, everything reasonably necessary to fully preserve the rights and interests of Bank under this Agreement and the other Loan Documents. In addition, Borrower shall at all times defend Bank's rights and interests in and to the Collateral, and the first priority position of said rights and interests against any and all claims of any person adverse to Bank (except Permitted Liens) and take all necessary or appropriate actions to give effect to Bank's priority of rights and interests contemplated by this Agreement and the other Loan Documents.

     8. FINANCIAL COVENANTS.

     8.1 Tangible Net Worth. At all times, Borrower shall maintain Tangible Net Worth for Borrower and its consolidated subsidiaries in an amount not less than $15,000,000.

     8.2 Liabilities to Tangible Net Worth. At all times, Borrower shall maintain a ratio of Liabilities to Tangible Net Worth for Borrower and its consolidated subsidiaries of not greater than 2.5 to 1.0.

     8.3 Profitability. Borrower and its consolidated subsidiaries shall have at each fiscal year end, a Net Income (before taxes) of greater than $1,000.

     9. EVENTS OF DEFAULT. Borrower, without notice or demand of any kind except as otherwise specifically provided herein, shall be in default under this Agreement upon the occurrence of any of the following events (each an "Event of Default").

     9.1 Nonpayment of Obligations. Any amount due and owing on the Notes or any of the Obligations, whether by its terms or as otherwise provided herein, is not paid within five (5) days of the due date thereof.

     9.2  Misrepresentation.   Any  warranty,  representation,   certificate  or
statement in this Agreement, the Loan Documents or any other agreement between Borrower and Bank shall be false in any material respect.

     9.3 Nonperformance. Borrower fails to perform or defaults in the performance of any covenant, condition or agreement contained in this Agreement, the other Loan Documents, or any other agreement between Borrower and Bank, and, only if such failure or default is capable of cure, such failure or default continues for a period of thirty (30) days beyond any applicable grace or cure period after Borrower receives notice or knowledge thereof from any source, including, without limitation, Bank.

     9.4 Default under Loan Documents. A default occurs under any of the other Loan Documents, the covenants, conditions and agreements of which are hereby incorporated herein by express reference.

     9.5 Default under Other Agreements. (i) Borrower defaults in the payment of principal or interest for any other obligation, including, without limitation, any obligations arising under the IRB Reimbursement Agreement, beyond any period of grace provided with respect thereto, or in the performance of any term, condition or covenant contained in any agreement (including, but not limited to an agreement in connection with the deferred purchase price of property) under which any such obligation is created, the effect of which default is to cause or permit the holder of such obligation to cause such obligation to become due prior to its stated maturity or (ii) Borrower's wholly owned subsidiary, CFC Europe GmbH, defaults in the payment of any obligation to Bank arising under the CFC Europe Reimbursement Agreement, beyond any period of grace provided with respect thereto, or in the performance of any term, condition or covenant contained.

     9.6 Assignment for Creditors. Borrower, any guarantor, accommodation endorser, third party pledgor. or any other party liable with respect to the Obligations (each, an "Obligor"), makes an assignment for the benefit of creditors. fails to pay, or admits in writing its inability to pay its debts as they mature, or a trustee of any substantial part of the assets of any Obligor is applied for or appointed, and in the case of such trustee being appointed in a proceeding brought against such Obligor, the Obligor, by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment and such appointment is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the date of such appointment.

     9.7 Bankruptcy. Any proceeding involving any Obligor is commenced by or against such Obligor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government, and in the case of any such proceeding being instituted against such Obligor, (i) such Obligor, by any action or failure to act indicates its approval of, consent to or acquiescence therein, or (ii) an order shall be entered approving the petition in such proceedings and such order is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within sixty (60) days after the entry thereof.

     9.8 Judgments. Any judgment, decree, levy, attachment, garnishment or other process is entered or any lien is filed against any Obligor which is (i) in excess of $100,000, and (ii) not fully covered by insurance, and such judgment or other process shall not have been, within sixty (60) days from the entry thereof, appealed, vacated, or discharged.

     9.9 Change in Control. Roger Hruby ceases to own, both legally and beneficially, at least 51% of the issued and outstanding voting stock of Borrower.

     10. REMEDIES.

     10.1 Bank's Rights. Upon the occurrence of an Event of Default, Bank shall have all rights, powers and remedies set forth in the Loan Documents, in any written agreement or instrument (other than this Agreement or the Loan Documents) relating to any of the Obligations or any security therefor, or as otherwise provided at law or in equity. Without limiting the generality of the foregoing, Bank may, at its option upon the occurrence of an Event of Default. declare its commitments to Borrower to be terminated and all Obligations to be immediately due and payable, provided, however, that upon the occurrence of an Event of Default under Section 9.6, "Assignment for Creditors", or Section 9.7, "Bankruptcy", all commitments of Bank to Borrower shall be immediately terminated and all Obligations shall be automatically due and payable, all without demand, notice or further action of any kind required on the part of Bank. Borrower hereby waives any and all presentment, demand. notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Bank's rights under the Loan Documents.

     10.2 UCC and Offset Rights. Bank may exercise, from time to time, any and all rights and remedies available to it under the UCC or under any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any other agreements between any Obligor and Bank, and may, without demand or notice of any kind. appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured, including costs of collection and attorneys' and paralegals' fees, and in such order of application as Bank may, from time to time, elect. any indebtedness of Bank to any Obligor, however created or arising, including, but not limited to, balances, credits, deposits, accounts or moneys of such Obligor in the possession, control or custody of, or in transit to Bank. Borrower, on behalf of itself and each Obligor, hereby waives the benefit of any law that would otherwise restrict or limit Bank in the exercise of its right, which is hereby acknowledged, to appropriate at any time hereafter any such indebtedness owing from Bank to any Obligor.

     10.3 No Waiver; Election of Remedies. No Event of Default shall be waived by Bank except in writing. No failure or delay on the part of Bank in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. There shall be no obligation on the part of Bank to exercise any remedy available to Bank in any order. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity. Borrower agrees that in the event that Borrower fails to perform, observe or discharge any of its Obligations or liabilities under this Agreement or any other agreements with Bank, no remedy of law will provide adequate relief to Bank, and further agrees that Bank shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     10.4 Sale of Collateral. Upon an Event of Default and the declaration that the Second Term Note is due and payable, Bank may immediately, with only such demand or notice to Borrower as may be required by the version of the Uniform Commercial Code currently enacted in Illinois, all of such other or further demand or notice hereby expressly waived by Borrower to the extent permitted by law, and without advertisement except as may be required by the version of the Uniform Commercial Code currently enacted in Illinois (or other applicable jurisdiction), lease, sell or otherwise dispose of or realize upon, at public or private auction or sale in Chicago, Illinois or elsewhere, the whole or, from time to time, any part of the Collateral of Borrower or any interest which
Borrower may have therein. Borrower agrees to assemble, or cause to be assembled, at its own expense, the Collateral at such place or places as Bank shall reasonably designate and Bank may, in its sole and complete discretion, reasonably exercised, cause the Collateral of Borrower to remain on Borrower's premises at Borrower's expense, pending sale, lease or other disposition of said Collateral. Bank shall have the right to conduct such sales on Borrower's premises at Borrower's expense or elsewhere. Any sale, lease or other disposition of the Collateral of Borrower may be for cash, credit or any combination thereof and Bank may purchase all or any part of the Collateral and in lieu of actual payment of such purchase price, may set off the amount of such purchase price against the Obligations of Borrower, free from any right of redemption on the part of Borrower, which right is hereby waived and released. After deducting from the proceeds of the sale, lease or other disposition of said Collateral all expenses incurred by Bank in connection therewith (including reasonable attorneys fees), Bank shall apply such proceeds towards the satisfaction of the Obligations of Borrower, and shall account to Borrower for any surplus of such proceeds. Borrower shall remain jointly and severally liable for any deficiencies. Any notice required to be given by Bank of a sale, lease or other disposition or other intended action by Bank with respect to any of the Collateral of Borrower shall be mailed by Bank, ten (10) days prior to such sale, lease or other disposition or other intended action by depositing such notice in the United States mail, postage prepaid and duly addressed to Borrower at the addresses specified in Section 11.8 hereof and such notice shall constitute, and Borrower agrees that such notice constitutes reasonable and seasonable notice of such sale, lease or other disposition or other intended action.

     11. MISCELLANEOUS.

     11.1 Entire Agreement. This Agreement (i) is valid, binding and enforceable against Borrower and Bank in accordance with its provisions and no conditions exist as to its legal effectiveness; (ii) constitutes the entire agreement between the parties; and (iii) is the final expression of the intentions of Borrower and Bank. No promises, either expressed or implied, exist between Borrower and Bank. unless contained herein. This Agreement supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof.

     11.2 Amendments; Waivers. No amendment, modification, termination, discharge or waiver of any provision of this Agreement or of the Loan Documents, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only for the specific purpose for which given.

     11.3 WAIVER OF DEFENSES. BORROWER WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY BANK IN ENFORCING THIS AGREEMENT. BORROWER WAIVES ANY IMPLIED COVENANT OF GOOD FAITH AND RATIFIES AND CONFIRMS WHATEVER BANK MAY DO PURSUANT TO THE TERMS OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWER.

     11.4 WAIVER OF JURY TRIAL. BANK AND BORROWER. AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY. THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER OBLIGATIONS, OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH BANK AND BORROWER ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWER.

     11.5 LITIGATION. TO INDUCE BANK TO MAKE THE LOANS, BORROWER IRREVOCABLY AGREES THAT ALL ACTIONS ARISING, DIRECTLY OR INDIRECTLY, AS A RESULT OR CONSEQUENCE OF THIS AGREEMENT, THE NOTE, ANY OTHER AGREEMENT WITH BANK SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

     11.6 Assignability. Bank may at any time assign Bank's rights in this Agreement, the Note, the Obligations, or any part thereof. In addition, Bank may at any time sell one or more participations in the Loans. Borrower may not sell or assign this Agreement, or any other agreement with Bank or any portion thereof, either voluntarily or by operation of law, without the prior written consent of Bank. This Agreement shall be binding upon Bank and Borrower and their respective legal representatives and successors. A11 references herein to Borrower shall be deemed to include any successors, whether immediate or remote. In the case of a joint venture or partnership, the term "Borrower" shall be deemed to include all joint venturers or partners thereof who shall be jointly and severally liable hereunder.

     11.7 Confidentiality. Borrower and Bank hereby agree and acknowledge that any and all information relating to Borrower which is (i) furnished by Borrower to Bank (or to any affiliate of Bank), and (ii) nonpublic, confidential or proprietary in nature, shall be kept confidential by Bank or such affiliate in accordance with applicable law, provided, however. that such information and other credit information relating to Borrower may be distributed by Bank or such affiliate to Bank's or such affiliate's directors, officers. employees, attorneys, affiliates, auditors and regulators, and upon the order of a court or other governmental agency having jurisdiction over Bank or such affiliate, to any other party. Borrower and Bank further agree that this provision shall survive the termination of this Agreement.

     11.8 Notices. Except as otherwise provided herein, Borrower waives all notices and demands in connection with the enforcement of Bank's rights hereunder. All notices, requests, demands and other communications provided for hereunder shall be in writing, sent by certified or registered mail, postage prepaid, by facsimile, telegram or delivered in person, and addressed as follows:

         If to Borrower:   CFC International, Inc.
                           500 State Street
                           Chicago Heights, Illinois 60441
                           Attention: Dennis Lakomy

         If to Bank:       LaSalle Bank N.A.
                           4747 West Irving Park Road
                           Chicago, Illinois 60641
                           Attention: Deborah Grudzien

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

     11.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     11.10 Facsimile Signatures. Bank is hereby authorized to rely upon and accept as an original any Loan Documents or other communication which is sent to Bank by facsimile, telegraphic or other electronic transmission (each, a "Communication") which Bank in good faith believes has been signed by Borrower and has been delivered to Bank by a properly authorized representative of Borrower, whether or not that is in fact the case. Notwithstanding the foregoing, Bank shall not be obligated to accept any such Communication as an original and may in any instance require that an original document be submitted to Bank in lieu of, or in addition to, any such Communication.

     11.11 Governing Law. This Agreement. the Loan Documents and the Note shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Illinois (but giving effect to federal laws applicable to national banks), and for all purposes shall be construed in accordance with the laws of such State. without giving effect to the choice of law provisions of such State.

     11.12 Enforceability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     11.13 Survival of Borrower Representations. All covenants, agreements, representations and warranties made by Borrower herein shall, notwithstanding any investigation by Bank, be deemed material and relied upon by Bank and shall survive the making and execution of this Agreement and the Loan Documents and the issuance of the Notes, and shall be deemed to be continuing representations and warranties until such time as Borrower has fulfilled all of its Obligations to Bank, and Bank has been paid in full. Bank, in extending financial accommodations to Borrower, is expressly acting and relying on the aforesaid representations and warranties.

     11.14 Indemnification. Borrower agrees to defend (with counsel satisfactory to Bank), protect, indemnify and hold harmless each Indemnified Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party thereto, which shall also include, without limitation, attorneys' fees and time charges of attorneys who may be employees of Bank, any parent corporation or affiliated corporation of Bank), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any of the Loan Documents, or any act, event or transaction related or attendant thereto, the preparation, execution and delivery of this Agreement and the Loan Documents, including, but not limited to, the making or issuance and management of the Loans or any Letters of Credit, the use or intended use of the proceeds of the Loans or any Letters of Credit, the enforcement of Bank's rights and remedies under this Agreement, the Loan Documents, the Note, any other instruments and documents delivered hereunder, or under any other agreement between Borrower and Bank including, without limitation, Bank's possession, use, operation, control, sale, disposition, or collection of any of the Collateral; provided, however, that Borrower shall not have any obligations hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall together with interest thereon at the Default Rate from the date incurred by each Indemnified Party until paid by Borrower, be added to the Obligations of Borrower. Borrower hereby releases Bank from any and all claims or causes of action which Borrower may have, now or hereafter, relating to the foregoing, except those arising from Bank's gross negligence or reckless or intentional misconduct. The provisions of this Section shall survive the satisfaction and payment of the other Obligations and the termination of this Agreement.

     11.15 Construction. As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Borrower" shall be so construed.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Borrower and Bank have executed this Amended and Restated Loan Agreement as of the date first above written.

CFC INTERNATIONAL, INC.             LASALLE BANK NATIONAL ASSOCIATION

By: ___________________________     By:___________________________
Its:____________________________    Its:___________________________

                             SCHEDULES AND EXHIBITS

Schedules:
---------

Schedule 5.11              Patents and Trademarks
Schedule 5.19              Subsidiaries
Schedule 7.11              Locations of Collateral


Exhibits:
--------

Exhibit A                  Form of Revolving Note
Exhibit B                  Copy of Term Note
Exhibit C                  Form of Second Term Note
Exhibit D                  Form of Amendment to Mortgage
Exhibit E                  Form of Reaffirmation of Stock Pledge
Exhibit F                  Form of Borrowing Base Certificate
Exhibit G                  Form of Compliance Certificate
Exhibit H                  Form of Reaffirmation of Guaranty
Exhibit I                  Form of Security Agreement and Mortgage
                              - Patents and Trademarks
Exhibit J                  Form of Master Letter of Credit Agreement

                                  SCHEDULE 5.11

                             Patents and Trademarks
                             ----------------------

                                  SCHEDULE 5.19

                                  Subsidiaries
                                  ------------

Subsidiary                                                  % Owned
----------                                                  -------

CFC International, Ltd. (UK)                                  100%

CFC Management, Inc. *                                        100%

CFC Northern Bank Note Company, LLC*                          100%

CFC Europe GmbH                                               100%

CFC Oeserwerk GmbH                                            100%

CFC Oeser France SARL                                         100%


* Consolidated

                                  SCHEDULE 7.11

                             Locations of Collateral
                             -----------------------

CFC Holographics
2001 Palma Drive
Ventura, CA 93003


CFC International
1030 Industrial Drive
Matthews, NC 28105


CFC International
1655 Union Street
Unit 109
Chicago Heights, IL 60411

EXHIBIT A (FORM OF REVOLVING NOTE)

                                 REVOLVING NOTE

$5,500,000                                                         May __, 2001

     CFC International, Inc., a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of LaSalle Bank National Association, a national banking association (the "Bank"), on April 1, 2003, the principal sum of Five Million Five Hundred Thousand Dollars ($5,500,000), or such lesser amount of all of the then outstanding advances made by the Bank to the Borrower pursuant to Section 2.1 of the "Loan Agreement" (as hereinafter defined), together with interest on any and all principal amounts remaining unpaid hereunder from time to time from the date hereof until paid at the rates and payable as provided in the Loan Agreement.

     Any amount of interest or principal hereof which is not paid when due, whether on a Monthly Payment Date (as defined in the Loan Agreement), at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the "Default Rate" (as defined in the Loan Agreement).

     All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. In no event shall the interest payable exceed the highest rate permitted by law. Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603 or at such other place as the holder of this Note may designate in writing to the Borrower. The Bank may charge any deposit or other account maintained by the Borrower with the Bank or any of the Bank's affiliates amounts equal to all payments of principal, accrued interest and fees from time to time as they come due and payable hereunder or under any agreement pursuant to which this Note was issued. All payments hereunder shall be applied as provided in the Loan Agreement. In determining the Borrower's liability to the Bank hereunder, the books and records of the Bank shall be controlling absent manifest error.

     This Note evidences certain indebtedness incurred under the Amended and Restated Loan Agreement, dated as of the date hereof, between the Borrower and the Bank (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated or is automatically accelerated, or under which this Note may be prepaid or is required to be prepaid. All capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Loan Agreement. The holder of this Note is entitled to all of the benefits provided in said Loan Agreement and the Loan Documents referred to therein. The Borrower agrees to pay all reasonable costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder promptly on demand of the Bank and as more fully set forth in the Loan Agreement.

     This Note is secured by, among other things, a security interest in the Collateral granted to Bank pursuant to the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the outstanding indebtedness evidenced by this Note, together with all accrued interest, shall be due and payable in accordance with the terms of the Loan Agreement, without notice to or demand upon the Borrower, and the Bank may exercise all of its rights and remedies reserved to it under the Loan Agreement or applicable law.

     The Borrower, endorsers and all other parties to this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. In any action on this Note, the Bank or its assignee need not file the original of this Note, but need only file a photocopy of this Note certified by the Bank or such assignee to be a true and correct copy of this Note.

     No delay on the part of the Bank in exercising any right under this Note, any security agreement, guaranty or other undertaking affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Bank under this Note operate as a waiver of any other rights.

     If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance. All references to the singular shall be deemed to include the plural, and vice versa, where the context so requires.

     THE BORROWER HEREBY WAIVES ANY RIGHT THE BORROWER MAY NOW OR HEREAFTER HAVE TO SUBMIT ANY CLAIM, ISSUE OR DEFENSE ARISING HEREUNDER OR UNDER THE OTHER DOCUMENTS RELATING TO THIS NOTE TO A TRIAL BY JURY.

     This Note constitutes a renewal and restatement of, and replacement and substitution for, the Revolving Note dated September 5, 2000 of the Borrower made payable to the order of Bank in the principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00) (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Original Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Bank against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

     This Note shall be deemed to have been made under and shall be governed in accordance with the internal laws and not the conflict of law rules of the State of Illinois.


                                            CFC INTERNATIONAL, INC.



                                            By:
                                            Title:

EXHIBIT B (TERM NOTE COPY)

EXHIBIT C (FORM OF SECOND TERM NOTE)

                                SECOND TERM NOTE

$5,773,336.00                                                      May __, 2001

     CFC International, Inc., a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of LaSalle Bank National Association, a national banking association (the "Bank"), the principal sum of Five Million Seven Hundred Seventy Three Thousand Three Hundred Thirty Six
Dollars ($5,773,336), in fifty-nine (59) equal monthly installments of principal, each in the amount of Sixty One Thousand Two Hundred Fifty Dollars ($60,138.92), plus interest accrued thereof, commencing on June 1, 2001 and continuing on the first day of each month thereafter, unless such day is not a Business Day (as defined in the Loan Agreement (defined hereunder)), then on the next succeeding Business Day, with a final installment of the then outstanding principal balance together with all interest accrued thereon on May __, 2006.

     Any and all principal amounts remaining unpaid hereunder from time to time shall bear interest from the date hereof until paid, computed on the basis of actual number of days elapsed over a 360-day year, payable on the first day of each month commencing June 1, 2001, at a fixed rate per annum equal to the Swap Rate (as defined in the Loan Agreement), plus two and one tenth percent (2.10%), calculated on the basis of actual days elapsed over a 360-day year.

     This Note may be prepaid in whole or in part in accordance with the terms of the Loan Agreement.

     Any amount of interest or principal hereof which is not paid when due, whether on the first day of the month, at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the "Default Rate" (as such term is defined in the Loan Agreement).

     All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. In no event shall the interest payable exceed the highest rate permitted by law. Principal and interest shall be paid to Bank at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to Borrower. Borrower authorizes Bank to charge its account maintained with Bank in amounts equal to all payments of principal, accrued interest, and fees from time to time as they come due and payable hereunder or under any agreement pursuant to which this Note was issued. All payments hereunder shall be applied as provided in the Loan Agreement. In determining Borrower's liability to the Bank hereunder, the books and records of the Bank shall be controlling absent arithmetic or manifest error.

     This Note evidences certain indebtedness incurred under that certain Amended and Restated Loan Agreement, dated as of the date hereof between Borrower and Bank (as heretofore or hereafter amended, the "Loan Agreement), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated or is automatically accelerated, or under which this Note may be prepaid or is required to be prepaid. All capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Loan Agreement. The holder of this Note is entitled to all of the benefits provided in said Loan Agreement and the Loan Documents referred to herein. Borrower agrees to pay all costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder promptly on demand of the Bank and as more fully set forth in the Loan Agreement.

     Except as set forth in the Loan Agreement, Borrower, endorsers and all other parties to this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. In any action on this Note, the Bank or its assignee need not file the original of this Note, but need only file a photocopy of this Note certified by the Bank or such assignee to be a true and correct copy of this Note.

     This is the Second Term Note referred to in the Loan Agreement. This Note is secured by, among other things a security interest in the Collateral granted to the Bank pursuant to the Loan Agreement and the other Loan Documents.

     No delay on the part of the Bank in exercising any right under this Note, any security agreement, guaranty or other undertaking affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Bank under this Note operate as a waiver of any other rights.

     Upon the occurrence and during the continuation of an Event of Default under the Loan Agreement and the expiration of any applicable grace or cure periods under the Loan Agreement, the outstanding indebtedness evidenced by this Note, together with all accrued interest, shall be due and payable in accordance with the terms of the Loan Agreement, without notice to or demand upon any Borrower except as otherwise set forth in the Loan Agreement, and the Bank may exercise all of its rights and remedies reserved to it under the Loan Agreement or applicable law.

     If any provision of this Note or the application thereof to any party of circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

     This Note shall be in replacement of and in substitution for that certain Second Term Note dated September 5, 2000, in the original principal amount of $3,200,000.00, made by Borrower and payable to the order of Bank (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Original Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Bank against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

     BORROWER HEREBY WAIVES ANY RIGHT SUCH BORROWER MAY NOW OR HEREAFTER HAVE TO SUBMIT ANY CLAIM, ISSUE OR DEFENSE ARISING HEREUNDER OR UNDER THE OTHER DOCUMENTS RELATING TO THIS NOTE TO A TRIAL BY JURY.

     This Note shall be deemed to have been made under and shall be governed in accordance with the internal laws and not the conflict of law rules of the State of Illinois.

                                           CFC INTERNATIONAL, INC.



                                           By:
                                           Title:

EXHIBIT D (FORM OF SEVENTH AMENDMENT TO MORTGAGE)

AFTER RECORDING RETURN TO:

Donald A. Ensing, Esq.
Jenner & Block, LLC
One IBM Plaza
Chicago, Illinois 60611

PERMANENT INDEX NUMBER:

3216203013
3216203014

PROPERTY ADDRESS:

500 State Street
Chicago Heights, Illinois 60411

 -------------------------------------------------


                        SEVENTH AMENDMENT TO MORTGAGE AND
                         ASSIGNMENT OF RENTS AND LEASES

     THIS SEVENTH AMENDMENT TO MORTGAGE AND ASSIGNMENT OF RENTS AND LEASES dated as of May __, 2001 is between CFC INTERNATIONAL, INC. (the "Mortgagor"), and LASALLE BANK NATIONAL ASSOCIATION (f/k/a LaSalle Northwest National Bank), a national banking association (the "Mortgagee").

                                R E C I T A L S:

     A. The Mortgagor executed a Mortgage (the "Mortgage") dated June 10, 1986 and recorded on June 11, 1986 as Document No. 86236291 in the Office of the Recorder of Deeds of Cook County, Illinois (the "Recorder's Office"), encumbering certain property commonly known as 500 State Street, Chicago Heights, Illinois and as more particularly described in Exhibit A attached hereto (the "Premises").

     B. The Mortgagor executed an Assignment of Rents and Leases (the "Assignment" and, together with the Mortgage, the "Collateral Documents") dated as of June 10, 1986 and recorded on June 11, 1986 as Document No. 86236292 in the Recorder's Office and relating to the Premises.

     C. The Collateral Documents were amended pursuant to:

          (i) First Amendment dated May 4, 1987 and recorded in the Recorder's Office on May 6, 1987 as Document No. 87244769;

          (ii) Second Amendment dated December 16, 1988 and recorded in the Recorder's Office on December 21, 1988 as Document No. 88587863;

          (iii) Third Amendment dated March 31, 1992 and recorded in the Recorder's Office on May 5, 1992 as Document No. 92305060;

          (iv) Fourth Amendment dated June 1, 1996 and recorded in the Recorder's Office on June 21, 1996 as Document No. 96479606;

          (v) Fifth Amendment dated April 1, 1998 and recorded in the Recorder's Office on November 9, 1998 as Document No. 08010241; and

          (vi) Sixth Amendment dated November 13, 1998 and recorded in the Recorder's Office on July 20, 2000, 1998 as Document No. 00543598.

     D. Mortgagee has previously extended to the Mortgagor a term loan (the "Term Loan"), pursuant to that certain Amended and Restated Loan and Security Agreement dated as of April 1, 1998, as amended, the outstanding principal amount of which was $2,463,966.94 as of May 1, 2001. The Term Loan bears interest at a fixed rate per annum equal to seven and 5/100ths of one percent (7.05%). The Term Loan is evidenced by that certain Replacement Term Note dated November 13, 1998 (the "Term Note").

     E. Contemporaneously herewith, the Mortgagor and the Mortgagee have entered into that certain Amended and Restated Loan Agreement (the "Loan Agreement"), pursuant to which the Mortgagee has extended to the Mortgagor, among other things, (i) a revolving loan (the "Revolving Loan"), the outstanding principal amount of which is not to exceed $5,500,000, bearing interest as provided in the Loan Agreement and evidenced by that certain Revolving Note dated as of the date hereof (the "Revolving Note"); and (ii) a second term loan (the "Second Term Loan") in the original principal amount of $5,773,336 bearing interest at a rate per annum equal to the Swap Rate (as defined in the Loan Agreement) plus two and one tenth percent (2.10%) and evidenced by that certain Second Term Note dated as of the date hereof (the "Second Term Note," together with the Term Note and the Revolving Note, the "Notes").

     F. The Mortgagor and the Mortgagee have agreed to amend the Collateral Documents as more particularly set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

     1. "Indebtedness Hereby Secured". Whenever in the Collateral Documents the term "Indebtedness Hereby Secured" is used, it shall be deemed to mean the indebtedness evidenced by the Notes, including the principal of each of the foregoing and interest and premium, if any, thereon, and any extensions and renewals thereof, in whole or in part, and any and all other sums which may be at any time due or owing or required to be paid as herein or in any of the Notes provided.

     2. "Note". All references in the Collateral Documents to the "Note" or "Notes" shall be deemed to be a reference to the Term Note, the Revolving Note and the Second Term Note as defined herein and any extensions and renewals thereof in whole or in part.

     3.  "Agreement".   All  references  in  the  Collateral  Documents  to  the
"Agreement" shall be deemed to be a reference to the Loan Agreement as defined herein.

     4. Continuing Effect. The Collateral Documents are hereby amended in all other respects to include and give effect to the foregoing amendments. All the terms of the Collateral Documents are hereby incorporated by reference herein, and the Collateral Documents, except as hereby modified, shall remain in full force and effect in all respects. The Mortgagor, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Collateral Documents.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LASALLE BANK N.A.                           CFC INTERNATIONAL, INC.

By:___________________________              By:___________________________
Its:___________________________             Its:___________________________

This Document Prepared by:

Donald A. Ensing, Esq.
Jenner & Block, LLC
One IBM Plaza
Chicago, Illinois 60611

STATE OF ILLINOIS    )
                     )       SS
COUNTY OF COOK       )

     I, the undersigned, a Notary Public in and for said County, in the State aforesaid do hereby certify that ______________ of CFC INTERNATIONAL, INC., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such , appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___________day of ____________, 2001.

                                                --------------------
                                                     Notary Public

SEAL:

STATE OF ILLINOIS    )
                     )       SS
COUNTY OF COOK       )

     I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ___________________ of LASALLE BANK NATIONAL ASSOCIATION, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _____________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said Bank, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this _________________ day of _____________, 2001.

                                                  ------------------------
                                                        Notary Public

SEAL:

                   EXHIBIT A TO SEVENTH AMENDMENT TO MORTGAGE
                               (Legal Description)

THOSE PARTS OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE EAST AND WEST CENTER LINE OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14, EST OF THE THIRD PRINCIPAL MERIDIAN, 50 FEET WESTWARDLY MEASURED ALONG SAID CENTER LINE FROM THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 16; THENCE CONTINUING WESTWARDLY ALONG SAID EAST AND WEST CENTER LINE, 557.73 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID
SECTION 16, A DISTANCE OF 162.00 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, 92.00 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 161.00 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, 48.50 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET; THENCE EASTWARDLY,
PARALLEL WITH SAID EAST AND WEST CENTER LINE, 417.23 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 553.30 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

         P.I.N. #: 3216-203013

COMMENCING AT A POINT 1N THE EAST AND WEST CENTER LINE OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, 607.73 FEET WESTWARDLY MEASURED ALONG SAID EAST AND WEST CENTER LINE FROM THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 16; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 162.00 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, 92.00 FEET; THENCE NORTHWARDLY, PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 161.00 FEET TO THE POINT OF BEGINNING OF THE HEREINAFTER DESCRIBED PARCEL OF LAND; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET; THENCE WESTWARDLY PARALLEL WITH THE EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

         P.I.N. #:3216203-014

EXHIBIT E (FORM OF REAFFIRMATION OF STOCK PLEDGE AGREEMENT)

                     REAFFIRMATION OF STOCK PLEDGE AGREEMENT

     This Reaffirmation of Stock Pledge Agreement (this "Reaffirmation"), dated as of May ___, 2001, is executed by CFC Europe GmbH, a German corporation ("Pledgor"), in favor of LaSalle Bank National Association ("Bank"), and has reference to the following facts and circumstances:

     A. Pledgor and ABN AMRO Bank (Deutschland) AG ("ABN AMRO") are party to that certain Letter Agreement dated as of March 15, 1999, as amended, (the "ABN Loan Agreement") pursuant to which ABN AMRO made available to Pledgor among other loans, a DM 7,500,000 line of credit (the "Line of Credit") and a DM 11,000,000 term loan (the "Term Loan", together with the Line of Credit, the "Loans").

     B. In order to secure the obligations of Pledgor to ABN AMRO under the ABN Loan Agreement, Pledgor and Bank entered into that certain Reimbursement Agreement dated as of March 19, 2001 by and between Bank and Pledgor f/k/a Sesvenna 20. Vermogensverwaltungs GmbH, as amended from time to time (the "Reimbursement Agreement"), pursuant to which Bank agreed to issue in favor of ABN AMRO on the terms and conditions provided therein an irrevocable standby letter of credit (such letter of credit, as amended, modified or otherwise supplemented from time to time, is referred to herein as the "Letter of Credit") in an amount not exceeding DM 19,425,000 (the "Stated Amount").

     C. As a condition to Bank's agreement to issue the Letter of Credit, Pledgor granted Bank a security interest in its shares of CFC Oeserwerk GmbH pursuant to that certain Share Pledge Agreement dated as of March 26, 1999, as amended or reaffirmed from time to time (the "Pledge Assignment").

     D. Pledgor intends to enter into an amendment to the ABN Loan Agreement with ABN AMRO to increase the amount available under the Line of Credit and increase the outstanding principal balance of the Term Loan, and as a condition of such amendment, ABN AMRO has required Pledgor to enter into amendment to the Reimbursement Agreement to increase the Stated Amount of the Letter of Credit to EUR 14,230,000 (the "Amendment").

     E. Bank is willing to enter into the Amendment only upon the condition that Pledgor execute and deliver this Reaffirmation in favor of Bank.

     NOW, THEREFORE, in consideration of the foregoing, Pledgor hereby agrees as follows:

     1. The preambles to this Reaffirmation are hereby incorporated herein by this reference thereto.

     2. Pledgor does hereby expressly ratify, confirm and affirm without condition, all liens and security interests granted to the Bank pursuant to the Pledge Assignment, and such liens and security interests shall continue to secure the obligations and liabilities of Pledgor to Bank, including but not limited to, all advances made on behalf of Pledgor by Bank to ABN AMRO under the Letter of Credit.

     3. This Reaffirmation constitutes the valid and legally binding obligation of Pledgor, fully enforceable against Pledgor, in accordance with its terms.

     4. This Reaffirmation shall inure to the benefit of Bank, its successors and assigns and be binding upon Pledgor, his representatives and heirs.

     IN WITNESS WHEREOF, the Pledgor has executed this Reaffirmation on the date above set forth.

                                    CFC International, Inc.


                                    By: _______________________________
                                    Print Name:
                                    Its:

EXHIBIT F (FORM OF BORROWING BASE CERTIFICATE)

EXHIBIT G (FORM OF COMPLIANCE CERTIFICATE)

EXHIBIT H (FORM OF REAFFIRMATION OF GUARANTY)

                            REAFFIRMATION OF GUARANTY

     This Reaffirmation of Guaranty (this "Reaffirmation"), dated as of the ___ day of May, 2001, is executed by CFC International, Inc. ("Guarantor"), in favor of LaSalle Bank National Association ("Bank"), and has reference to the following facts and circumstances:


     A. CFC Europe GmbH f/k/a Sesvenna 20. Vermogensverwaltungs GmbH, a German corporation and wholly owned subsidiary of Guarantor ("Borrower") and ABN AMRO Bank (Deutschland) AG ("ABN AMRO") are party to that certain Agreement dated as of March 15, 1999, as amended, (the "ABN Loan Agreement") pursuant to which ABN AMRO made available to Borrower, among other loans, a DM 7,500,000 line of credit (the "Line of Credit") and a DM 11,000,000 term loan (the "Term Loan", together with the Line of Credit, the "Loans").

     B. In order to secure the obligations of Borrower to ABN AMRO under the ABN Loan Agreement, Borrower and Bank entered into that certain Reimbursement Agreement dated as of March 19, 2001 by and between Bank and Borrower (as amended from time to time, the "Reimbursement Agreement"), pursuant to which Bank agreed to issue in favor of ABN AMRO on the terms and conditions provided therein an irrevocable standby letter of credit (such letter of credit, as amended, modified or otherwise supplemented from time to time, is referred to herein as the "Letter of Credit") in an amount not exceeding DM 19,425,000 (the "Stated Amount").

     C. As a condition to Bank's agreement to issue the Letter of Credit, Guarantor executed that certain Guaranty in favor of Bank dated as of March ___ 1999 (the "Guaranty") pursuant to which Guarantor guaranteed the obligations of Borrower to Bank under the Reimbursement Agreement.

     D. Borrower intends to enter into an amendment to the ABN Loan Agreement with ABN AMRO to increase the amount available under the Line of Credit and increase the outstanding principal balance of the Term Loan, and as a condition of such amendment, ABN AMRO has required Borrower to enter into amendment to the Reimbursement Agreement to increase the Stated Amount of the Letter of Credit (the "Amendment").

     E. Guarantor is a subsidiary of and is financially interested in Borrower.

     F. Guarantor desires that Bank enter into the Amendment.

     G. Bank is willing to enter into the Amendment only upon the condition that Guarantor execute and deliver this Reaffirmation in favor of Bank.

     NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

     1. The preambles to this Reaffirmation are hereby incorporated herein by this reference thereto.

     2. Guarantor hereby expressly reaffirms and assumes (on the same basis as set forth in the Guaranty as amended hereby) all of Guarantor's obligations and liabilities to Bank as set forth in the Guaranty, and all reaffirmations thereof, and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, guarantees, indemnities and covenants contained in the Guaranty, in so far as such obligations and liabilities may be increased or amended by the Amendment.

     3. This Reaffirmation shall inure to the benefit of Bank, its successors and assigns and be binding upon Guarantor, its successors and assigns.

                                      CFC INTERNATIONAL, INC.


                                      By:      _____________________________
                                      Title:   ____________________________

EXHIBIT I (FORM OF SECURITY AGREEMENT AND MORTGAGE - PATENTS AND TRADEMARKS)

                        SECURITY AGREEMENT AND MORTGAGE -
                             TRADEMARKS AND PATENTS


     THIS AGREEMENT is made this ____ day of May, 2001, between CFC INTERNATIONAL, INC., a Delaware corporation ("Debtor") having an office at 500 State Street, Chicago Heights, Illinois, and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Secured Party"), having an office at 135 South LaSalle Street, Chicago, Illinois 60603.

     WHEREAS, Debtor has adopted the terms and designs described in Schedule A annexed hereto and made a part hereof;

     WHEREAS, Debtor is the owner and holder of the patents listed on Schedule B hereto and made a part hereof;

     WHEREAS, Debtor and Secured Party are parties to an Amended and Restated Loan and Security Agreement dated as of May ___, 2001, as such may be hereafter amended (the "Amended and Restated Loan and Security Agreement") pursuant to which Secured Party intends to make loans and advances to Debtor;

     WHEREAS, as a condition to the Secured Party making any loans or advances to Debtor pursuant to the Amended and Restated Loan and Security Agreement, the Secured Party has required that Debtor execute and deliver this Security Agreement and Mortgage (this "Agreement");

     NOW, THEREFORE, IT IS AGREED that, for and in consideration of the loans and advances to be made in the discretion of Secured Party under the Amended and Restated Loan and Security Agreement, and other good and valuable consideration, the receipt of which is hereby acknowledged, and as collateral security for the full and prompt payment and performance of all Obligations, as hereinafter defined, Debtor does hereby mortgage to and pledge with the Secured Party, and grant to the Secured Party a security interest in, and all of its right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), the goodwill of the business symbolized by each of the Trademarks, and all customer lists and other records of Debtor relating to the distribution of products bearing the Trademarks and each of the registrations described in Schedule A;
(ii) each of the Patents,  as  hereinafter  defined,  on Schedule B hereto;  and
(iii) any and all proceeds of the foregoing, including, without limitation, any claims by Debtor against third parties for past, present and future infringement of the Trademarks or the Patents (collectively, the "Collateral").

     1. Terms used in this Agreement and not otherwise defined herein shall have the meaning set forth in the Amended and Restated Loan and Security Agreement. As used in this Agreement, unless the context otherwise requires:

     "Trademarks" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto acquired under common law or statute, and whether by use or registration, and all registrations and recordings thereof, and applications therefor, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, but expressly excluding any Intent-to-Use applications and (ii) all renewals thereof and all licenses thereof.

     "Patents" shall mean (i) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, and applications therefor, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof, and (ii) all reissues, divisions, continuations, continuations-in-part or extensions thereof and all licenses thereof.

     "Obligations" shall mean all indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Party, including without limitation the Amended and Restated Loan and Security Agreement, now existing or hereafter arising, direct or indirect (including participations or any interest of Secured Party in obligations of Debtor to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and all loan agreements, documents and instruments evidencing any of the foregoing obligations or under which any of the foregoing obligations may have been issued, created, assumed or guaranteed, and all extensions, renewals, refundings, replacements and modifications of the foregoing.

     2. Debtor hereby represents, warrants, covenants and agrees as follows:

          (a) Debtor has the sole, full and clear title to the Trademark registrations in the United States, and to the best of Debtor's knowledge, Debtor has sole, full and clear title to the Trademarks in the United States for the goods and services on which they are used by Debtor, and the registrations thereof are valid and subsisting and in full force and effect.

          (b) Debtor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office and state and local governments in the United States and in other countries, substantially in the forms of Exhibits 1 and 2 hereof, respectively, requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Collateral signed only by the Secured Party.

          (c) Nothing contained herein shall prohibit Debtor from failing to renew or otherwise abandoning any Trademark or Patent if, in Debtor's good faith judgment, the retention of such Trademark or Patent is not material to the proper conduct of Debtor's business, except that Debtor shall not permit the expiration of registrations of Trademarks or Patents in the U.S. Patent and Trademark Office, listed in Schedule A or Schedule B hereto, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

          (d) Debtor has the sole, full and clear title to each of the registered Patents shown on Schedule B hereto, subject to the security interest granted hereunder, and the same are subsisting and in full force and effect, and, to the best of Debtor's knowledge, are valid. None of the Patents has been abandoned, disclaimed or dedicated in whole or in part, and, except (i) as set forth in paragraph 2(c) and (ii) to the extent that the Secured Party, upon prior written notice by Debtor, shall consent (which consent shall not be unreasonably withheld), Debtor will not do any act, or omit to do any act, whereby the Patents may become so abandoned, disclaimed or dedicated and shall notify the Secured Party immediately if it knows of any reason or has reason to know that any such Patent or application may become so abandoned, disclaimed or dedicated.

          (e) Debtor will promptly pay the Secured Party for any and all sums, costs, and expenses which the Secured Party may pay or incur pursuant to the provisions of this Agreement or in enforcing the Obligations, the Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand.

          (f) Debtor shall provide Secured Party quarterly with a listing of all new Patents and Trademarks together with a listing of the issuance of registrations on any previous application. Upon request of the Secured
     Party,   Debtor  shall  execute  and  deliver  any  and  all   assignments,
     agreements, instruments, documents and papers as the Secured Party may request to evidence the Secured Party's interest in such Patent or Trademark and the goodwill and general intangibles of Debtor relating thereto or represented thereby and Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the such purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

          (g) Debtor has the right and power to grant the security interest herein granted; and the Collateral is not now, and at all times will not be, subject to any liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except for those granted under this Agreement, and except in favor of the Secured Party and to the best knowledge of Debtor none of the Collateral is subject to any claim.

          (h) Except to the extent that the Secured Party, upon prior written notice of Debtor, shall consent, Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein.

          (i) As of the date hereof Debtor has no Patent or Trademark registrations in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency in any state of the United States, or in any other country or any political subdivision thereof other than those described in Schedules A and B hereto. It is expressly understood that applications based on Intent to Use are not listed on Schedule A and Secured Party takes no security interest in such applications until they are registered.

          (j) Debtor will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each Patent and each application and registration of the Trademarks and Patents, including, without limitation, if applicable, paying of maintenance fees, applications for reissues or extensions, filing of renewals, affidavits of use, and affidavits of incontestability, interference and cancellation proceedings (except as otherwise permitted under paragraphs 2(c) and 2(d) hereof).

     3. Upon the occurrence of an Event of Default (as defined in the Amended and Restated Loan and Security Agreement) (whenever used herein, the term "Event of Default" having such meaning), in addition to all other rights and remedies of the Secured Party, whether under law, the Amended and Restated Loan and Security Agreement or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, Debtor, the Secured Party shall have the following rights and remedies: (a) Debtor shall not make any use of the Patents or the inventions to which they pertain or the Trademarks or any mark similar thereto for any purpose; (b) to the extent permitted by law, the Secured Party may, at any time and from time to time, upon ten (10) days' prior notice to Debtor, license, whether on an exclusive or nonexclusive basis, any of the Patents or Trademarks, anywhere in the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; (c) to the extent permitted by law, the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement; (d) the Secured Party may, at any time and from time to time, upon ten (10) days' prior notice to Debtor, assign, sell, buy, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem appropriate or proper; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(d) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Power(s) of Attorney described in paragraph 4 hereof (such authority becoming effective on the occurrence or continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of Debtor, one or more instruments of assignment of the Patents or Trademarks, in form suitable for filing, recording or registration in any country. Debtor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents or Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by the Secured Party, and then to the Obligations, in such order as to principal or interest as the Secured Party may desire; and Debtor shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring the Secured Party to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Debtor shall supply its tooling and know-how relating to the manufacture and sale of the products covered by the Trademarks or Patents, and its customer lists and other records relating to the Trademarks or Patents and to the distribution of said products, to the Secured Party or its designee.

     4. Concurrently with the execution and delivery hereof, Debtor is executing and delivering to the Secured Party, in the form of Exhibit 3 hereto, three (3) originals of a Power of Attorney, coupled with an interest, for the implementation of the assignment, sale or other disposal of the Trademarks and Patents pursuant to paragraphs 3(d) and (e) hereof and Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party, under the powers of attorney granted herein other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

     5. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged. The execution and delivery of this Agreement has been authorized by the Board of Directors of Debtor and by any necessary vote or consent of stockholders thereof. This Agreement shall be binding upon the successors, assigns or other legal representatives of Debtor, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party, its successors, assigns or other legal representatives. This Agreement, the Obligations and the Collateral shall be governed in all respects by the laws of the United States and the laws of the State of Illinois. Debtor hereby submits to the nonexclusive jurisdiction of the state courts of the State of Illinois and the federal courts of the United States of America located in such State in any action or proceeding arising under this Agreement. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

     6. Secured Party shall release its security interest in all of the Collateral upon the repayment of the Obligations and the termination of the Amended and Restated Loan and Security Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Debtor and the Secured Party have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            CFC INTERNATIONAL, INC.

                                            By:_______________________

                                            Name:

                                            Title:______________________


                                            LASALLE BANK NATIONAL ASSOCIATION

                                            By:_______________________

                                            Name:_____________________

                                            Title:______________________

                                  SCHEDULE A TO
                               SECURITY AGREEMENT

                                   TRADEMARKS

                             CFC INTERNATIONAL, INC.
                              Registered Trademarks

------------------ --------------------- ---------------------- ----------------
 Registration No.   Description of Mark   Date of Registration  State or Country
------------------ --------------------- ---------------------- ----------------




                             TRADEMARK APPLICATIONS

----------------- ----------------------- ---------------------- ---------------
 Application No.   Description of Mark     Date of Application  State or Country
----------------- ----------------------- ---------------------- ---------------

                                  SCHEDULE B TO
                               SECURITY AGREEMENT

                                     PATENTS

--------------- ----------------- ---------------------- ---------------
 Patent Number   Title of Patent    Date Patent Issued     Country
--------------- ----------------- ---------------------- ---------------




                               PATENT APPLICATIONS

----------------- --------------------- --------------- ----------- -----------
  Serial Number      Title of Patent      Filing Date     Country     Inventor
----------------- --------------------- --------------- ----------- -----------

Exhibit 1 to
Security Agreement



                           SECURITY INTEREST AGREEMENT

                                    (PATENTS)


     WHEREAS, CFC INTERNATIONAL, INC., a Delaware corporation (herein referred to as "Grantor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

     WHEREAS, Grantor is obligated to LaSalle Bank National Association, (herein referred to as "Secured Party"), and has entered into a Security Agreement and Mortgage-Trademarks and Patents (the "Agreement") in favor of Secured Party;

     WHEREAS, pursuant to the Agreement, Grantor has granted to Secured Party a security interest in, and mortgage on, all right, title and interest of Grantor in and to the Patents, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents, to secure the prompt payment, performance and observance of the Obligations, as defined in the Agreement;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Secured Party a security interest in, and mortgage on, the Patents to secure the prompt payment, performance and observance of the Obligations.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in and mortgage on the Patents made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the ___ day of May, 2001.

                                        CFC INTERNATIONAL, INC.

                                        By:_______________________
                                        Name:
                                        Title:

STATE OF ILLINOIS    )
                     ) ss.
COUNTY OF COOK       )

     On this ___ day of May, 2001, before me personally appeared _________________, to me known, who, being by me duly sworn, did depose and say that he is the _________________ of CFC INTERNATIONAL, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                   -------------------------------
                                             Notary Public

                                   My commission expires:

                                   -------------------------------

                   SCHEDULE 1-A TO SECURITY INTEREST AGREEMENT

                                     PATENTS

----------------- ------------------- ---------------------- ----------------
  Patent Number     Title of Patent     Date Patent Issued     Country
----------------- ------------------- ---------------------- ----------------


                               PATENT APPLICATIONS

----------------- ------------------- --------------- ----------- -------------
  Serial Number     Title of Patent     Filing Date     Country     Inventor
----------------- ------------------- --------------- ----------- -------------

Exhibit 2 to
Security Agreement

                           SECURITY INTEREST AGREEMENT

                                  (TRADEMARKS)



     WHEREAS, CFC INTERNATIONAL, INC., a Delaware corporation (herein referred to as "Grantor"), has adopted, used and is using the trademarks listed on the annexed Schedule 2-A, which trademarks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks");

     WHEREAS, Grantor is obligated to LaSalle Bank National Association (herein referred to as "Secured Party"), and has entered into a Security Agreement and Mortgage-Trademarks and Patents (the "Agreement") in favor of Secured Party;

     WHEREAS, pursuant to the Agreement, Grantor has granted to Secured Party a security interest in, and mortgage on, all right, title and interest of Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof, to secure the payment, performance and observance of the Obligations, as defined in the Agreement;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Secured Party a security interest in, and mortgage on, the Trademarks to secure the prompt payment, performance and observance of the Obligations.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in and mortgage on the Trademarks made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the ___ day of May, 2001.

                                       CFC INTERNATIONAL, INC.

                                       By:______________________
                                       Name:
                                       Title:

STATE OF ILLINOIS     )
                      ) ss.
COUNTY OF COOK        )


     On this ___ day of May, 2001, before me personally appeared _______________, to me known, who, being by me duly sworn, did depose and say that he is the ________________ of CFC INTERNATIONAL, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                         -------------------------------
                                                  Notary Public

                                         My commission expires:

                                         -------------------------------

                   SCHEDULE 2-A TO SECURITY INTEREST AGREEMENT

                                   TRADEMARKS

                             CFC INTERNATIONAL, INC.

                              Registered Trademarks

------------------ --------------------- ---------------------- ----------------
 Registration No.   Description of Mark   Date of Registration   State or County
------------------ --------------------- ---------------------- ----------------



                             TRADEMARK APPLICATIONS

----------------- ----------------------- ---------------------- ---------------
 Application No.    Description of Mark     Date of Application  State or County
----------------- ----------------------- ---------------------- ---------------

Exhibit 3 to
Security Agreement

               SPECIAL POWER OF ATTORNEY COUPLED WITH AN INTEREST


STATE OF ILLINOIS     )
                      ) ss.
COUNTY OF COOK        )


     KNOW ALL MEN BY THESE PRESENTS, THAT CFC INTERNATIONAL, INC., a Delaware corporation with its principal office at 500 State Street, Chicago Heights, Illinois 60411 (hereinafter called "Grantor") hereby appoints and constitutes LaSalle Bank National Association (hereinafter called "Secured Party"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Grantor:

     1. For the purpose of assigning, selling or otherwise disposing of all right, title and interest of Grantor in and to any letters patent of the United States or any other country, and all pending applications therefor, and all reissues, divisions, continuations, continuations-in-part and extensions thereof, and for the purpose of the filing and prosecution of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

     2. For the purpose of assigning, selling or otherwise disposing of all right, title and interest of Grantor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering, filing and prosecution of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

     3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Secured Party may in its sole discretion determine.

     This power of attorney is made pursuant to a Security Agreement and Mortgage - Trademarks and Patents, dated the date hereof, between Grantor and Secured Party and takes effect solely for the purposes of paragraphs 3(d) and
(e) thereof and is subject to the conditions set forth in the Loan Agreement and may not be revoked until the payment in full of all "Obligations" as defined in such Security Agreement and Mortgage.


Dated: May ___, 2001


                           CFC INTERNATIONAL, INC.


                           By:_______________________

                           Name:

                           Title:

STATE OF ILLINOIS     )
                      ) ss.
COUNTY OF COOK        )




     On this ___ day of May, 2001, before me personally appeared _________________, to me known, who, being by me duly sworn, did depose and say that he is the ___________________ of CFC INTERNATIONAL, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                       -------------------------------
                                                  Notary Public

                                       My commission expires:

                                       --------------------------------

EXHIBIT J (FORM OF MASTER LETTER OF CREDIT AGREEMENT)

Insert LaSalle's Master form here.